UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number:  811-8066

                  INVESCO Combination Stock & Bond Funds, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

MAY 31, 2003

ANNUAL REPORT

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

BALANCED FUND

CORE EQUITY FUND

TOTAL RETURN FUND

"WE ARE HOPING ALONG WITH MOST INVESTORS THAT THE END OF THE WAR IN IRAQ WILL PAVE THE WAY FOR AN UPTURN IN CORPORATE SPENDING, BUT THE ECONOMIC LANDSCAPE REMAINS CLOUDED AT THIS TIME."
SEE PAGE 7

[INVESCO ICON]  INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF RAY CUNNINGHAM OMITTED]

TAX CHANGES SPUR INTEREST IN DIVIDEND-PAYING STOCKS

During the 1990s, many investors regarded corporate dividend payments as an inefficient use of capital that unnecessarily subjected the company's profits to another level of taxation. Many growth stocks were rising rapidly, and the importance of dividends seemed to take a back seat.

But prudent investors recognize that dividends can serve an important role in their portfolios. Unlike stockholders of companies without dividends who rely on the market to bid their holdings higher to realize a return on their investment, stockholders of dividend-paying companies receive a return on their investments that tends to be fairly reliable. And when the bear overtook the bull at the turn of the millennium, the value of dividend-paying stocks was confirmed.

At the end of May 2003, investors in dividend-paying stocks received more good news when Congress passed new legislation that altered the tax treatment of dividends. Specifically, the new rules align the corporate dividend tax rate to the lower capital gains rate. The new legislation made investors more cognizant of dividend payments, as their after-tax value was raised significantly. Consequently, in the weeks since the tax law's passage, dividend-paying stocks received a strong technical boost as income-oriented investors rotated into the group.

Although it appears the new law has been effectively priced into the market, investors' rediscovered focus on dividends could continue to support dividend-paying stocks in the future. Until the tax amendment expires in 2008, it's likely that corporate dividends will stay on the market's radar screen for a while.

Our combination funds invest in dividend-paying stocks, and you'll find current updates on these funds within this report. If you would like more information about the new tax law, I encourage you to contact your financial advisor, who can provide you with additional information as well as offer insight into how the new rules affect you.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

INVESCO MUTUAL FUNDS PROXY VOTING POLICY

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO Funds Group, Inc. ("INVESCO") the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the clients.

On behalf of the funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the funds' proxy voting policy and procedures, as administered by INVESCO, is available without charge by calling 1-800-525-8085. It is also available on the Web site of the Securities and Exchange Commission, at www.sec.gov, and on the funds' Web site, invescofunds.com.


TABLE OF CONTENTS

LETTER FROM The PRESIDENT & CEO.............1
FUND REPORTS................................3
MARKET HEADLINES...........................12
INVESTMENT HOLDINGS........................13
FINANCIAL STATEMENTS.......................26
NOTES TO FINANCIAL STATEMENTS..............35
FINANCIAL HIGHLIGHTS.......................42
OTHER INFORMATION..........................54

                                    INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                                    TOTAL RETURN
                                                PERIODS ENDED 5/31/03*

                                                                                                       Manager's
                                                Cumulative                            10 years+ or        Report
Fund (Inception)                                 6 Months     1 year   5 years+     Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------
BALANCED FUND - CLASS A (4/02)
   WITH SALES CHARGE                              (1.74%)     (10.13%)   N/A           (12.01%)^+           3
BALANCED FUND - CLASS B (4/02) WITH CDSC          (1.26%)     (10.46%)   N/A           (11.69%)^+           3
BALANCED FUND - CLASS C (2/00) WITH CDSC           2.66%       (6.52%)   N/A            (7.17%)^+           3
BALANCED FUND - CLASS K (12/00)                    3.98%       (4.96%)   N/A           (10.03%)^+           3
BALANCED FUND -  INSTITUTIONAL CLASS (7/00)        4.20%       (4.52%)   N/A            (8.05%)^+           3
BALANCED FUND - INVESTOR CLASS (12/93)             4.14%       (4.78%) (0.22%)           8.72%^+            3
CORE EQUITY FUND - CLASS A(4/02)
   WITH SALES CHARGE                              (1.84%)     (14.07%)   N/A           (16.50%)^+           6
CORE EQUITY FUND - CLASS B(4/04) WITH CDSC        (1.87%)     (15.11%)   N/A           (16.83%)^+           6
CORE EQUITY FUND - CLASS C(2/00) WITH CDSC         1.99%      (11.17%)   N/A            (5.79%)^+           6
CORE EQUITY FUND - CLASS K(12/00)                  3.12%      (10.07%)   N/A           (10.82%)^+           6
CORE EQUITY FUND - INVESTOR CLASS(2/60)            3.65%       (9.18%) (0.83%)           7.36%              6
TOTAL RETURN FUND-CLASS A(4/02)
   WITH SALES CHARGE                              (3.13%)     (10.21%)   N/A           (11.66%)^+           9
TOTAL RETURN FUND - CLASS B(4/02) WITH CDSC       (2.78%)     (10.54%)   N/A           (11.33%)^+           9
TOTAL RETURN FUND - CLASS C(2/00) WITH CDSC        1.19%       (6.91%)   N/A            (3.06%)^+           9
TOTAL RETURN FUND - INVESTOR CLASS (9/87)          2.58%       (4.85%) (1.58%)           7.11%              9

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C, AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002. PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OF THE REDEMPTION OF FUND SHARES.

+ AVERAGE ANNUALIZED
^ NOT ANNUALIZED

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT

BALANCED FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Despite intermittent rallies, every sector represented in the S&P 500 Index(R) finished the year ended May 31, 2003, lower. Corporate accounting scandals, an uncertain economic climate, rising energy prices, and war between the U.S. and Iraq were some of the factors dampening investor confidence.

On a positive note, we witnessed a dramatic improvement in stock performance during the final three months of the period, as investors adopted a more positive outlook once the war in Iraq was essentially over. Stronger corporate earnings for the first quarter of 2003 and Congress's passage of a stimulus plan also provided some relief, although the economic picture remained hazy.

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                                BALANCED FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/03
--------------------------------------------------------------------------------

Citigroup Inc.......................2.24%
JP Morgan Chase & Co................2.22%
Exxon Mobil.........................1.73%
Microsoft Corp......................1.62%
Pfizer Inc..........................1.57%
Anheuser-Busch Cos..................1.56%
Wells Fargo & Co....................1.52%
Amgen Inc...........................1.51%
General Electric....................1.50%
Coca-Cola Co........................1.47%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In keeping with the broad market's decline, the fund's Investor Class shares lost 4.78% for the 12-month period ended May 31, 2003. In comparison, the S&P 500 Index(R) declined by 8.05% and the more defensive Lehman Government/Credit Bond Index gained 14.57% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

DIVERSIFICATION WAS THE KEY TO OUTPERFORMANCE

Although disappointed with the fund's loss, we were pleased to outperform the S&P 500 Index(R) for the period. This was achieved thanks to the fund's diversified approach, which led us to invest approximately 30% of the portfolio in fixed-income securities. These holdings performed well on an absolute basis, as they appealed to investors during an essentially bearish year. Specifically, the fund's Treasury securities, benefiting from low interest rates and viewed by investors as a safe haven in an otherwise volatile landscape, enjoyed a substantial gain. Our mortgage-backed securities, utility bonds, and industrial bonds also provided a significant performance boost.

On the equities side, our overweight positions in the health care and energy sectors worked to our advantage, as these areas outperformed the broad market over the course of the year. In addition, strong stock selection played a role in the fund's relative success with regard to these sectors. Individual outperformers included biotech leader Amgen Inc, and medical device company Boston Scientific. Amgen's products, including the anemia treatment Aranesp and arthritis medication Enbrel, continued to fuel strong earnings, while Boston Scientific was rewarded by investors for strides made in the promising drug-coated stent market. Within energy, Apache Corp, Baker Hughes and BP PLC all advanced on the heels of rising energy prices and low oil and natural gas inventories.

FINANCIAL SERVICES, CONSUMER DISCRETIONARY HOLDINGS LAG

Many of the fund's financial services and consumer discretionary stocks hindered performance during the fiscal year. Not surprisingly, those financial stocks sensitive to market conditions, such as investment banks and asset managers, struggled for most of the period. For example, JP Morgan Chase & Co was stymied by the general market malaise in 2002 and early 2003, as well as by negative headlines questioning investment banks' research practices. However, the company staged an impressive rebound from March through May, fully participating in the market rally that took hold during those months. Gains logged during this upswing helped offset earlier losses, but JP Morgan still lost ground overall for the year.

Our most significant detractor from performance among our consumer discretionary holdings was home improvement retailer Home Depot, which we sold from the portfolio but not before incurring a loss. Although the company's fundamentals remained relatively strong throughout the year, it was hindered by negative reports from Wall Street.

LINE GRAPH:  INVESCO BALANCED FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/93) through 5/31/03.

      INVESCO BALANCED FUND -                               LEHMAN GOVERNMENT/
      INVESTOR CLASS                S&P 500 INDEX(2)        CREDIT BOND INDEX(2)

12/93 $10,000                       $10,000                 $10,000
5/94  $10,262                       $10,024                 $ 9,631
5/95  $11,929                       $12,045                 $10,749
5/96  $15,854                       $15,467                 $11,190
5/97  $18,264                       $20,020                 $12,074
5/98  $22,381                       $26,158                 $13,460
5/99  $25,618                       $31,660                 $14,006
5/00  $27,530                       $34,974                 $14,274
5/01  $26,525                       $31,284                 $16,110
5/02  $23,244                       $26,955                 $17,374
5/03  $22,134                       $24,779                 $19,906

LINE GRAPH:  INVESCO BALANCED FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/00) through 5/31/03.

      INVESCO BALANCED FUND -                               LEHMAN GOVERNMENT/
      INSTITUTIONAL CLASS            S&P 500 INDEX(2)       CREDIT BOND INDEX(2)

7/00  $10,000                        $10,000                $10,000
5/01  $ 9,341                        $ 8,730                $11,060
5/02  $ 8,202                        $ 7,522                $11,928
5/03  $ 7,831                        $ 6,915                $13,666


LINE GRAPH: INVESCO BALANCED FUND - CLASS A & CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class A and the value of a $10,000 investment in INVESCO Balanced Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Balanced Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO BALANCED      INVESCO BALANCED                       LEHMAN GOVERNMENT/
      FUND - CLASS A        FUND - CLASS B      S&P 500 INDEX(2)   CREDIT BOND INDEX(2)
4/02  $10,000               $10,000             $10,000            $10,000
5/02  $ 9,055               $ 9,572             $ 9,325            $10,288
5/03  $ 8,613               $ 8,650             $ 8,572            $11,787

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS. BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN,  CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON,  CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

ECONOMIC DATA IMPROVING, STOCKS TRENDING HIGHER

We finished the fiscal year with approximately 30% of the portfolio's assets allocated to fixed-income securities, 66% devoted to stocks, and the remainder held in cash.

The newly passed tax relief package should help the economy, and the most recent figures on growth in the manufacturing sector (released by the Institute for Supply Management) show improvement. Furthermore, given where Treasury yields currently are, we believe equity valuations can be supported. Nevertheless, we believe that the market will need to see more positive data on the economy for the rally to continue.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY), PETER M. LOVELL (EQUITY), AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK
W. LATTIS, AND RICHARD J. KING.

PIE CHART:  BALANCED FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................23.37%
            Financials..........................16.13%
            Health Care.........................12.66%
            Information Technology..............12.45%
            Industrials......................... 8.03%
            Consumer Staples.................... 5.44%
            Consumer Discretionary.............. 4.80%
            Utilities........................... 3.96%
            Energy.............................. 3.94%
            Materials........................... 3.56%
            Telecommunication Services.......... 1.64%
            Net Cash & Cash Equivalents..........4.02%

LINE GRAPH:  INVESCO BALANCED FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Balanced Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS C   S&P 500 INDEX(2)    CREDIT BOND INDEX(2)

2/00  $10,000                           $10,000             $10,000
5/00  $ 9,954                           $10,429             $10,086
5/01  $ 9,530                           $ 9,329             $11,383
5/02  $ 8,284                           $ 8,038             $12,277
5/03  $ 7,826                           $ 7,389             $14,065

LINE GRAPH:  INVESCO BALANCED FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/03.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS K   S&P 500 INDEX(2)    CREDIT BOND INDEX(2)

12/00 $10,000                           $10,000             $10,000
 5/01 $ 9,275                           $ 9,563             $10,301
 5/02 $ 8,111                           $ 8,239             $11,110
 5/03 $ 7,709                           $ 7,575             $12,728

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

YOUR FUND'S REPORT

CORE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The annual period ended May 31, 2003, was a volatile one for stocks, as investors waited anxiously for signs of economic recovery and geopolitical stability. During the early part of the year, the market was still mired in corporate scandals -- a situation that began to right itself in August when CEOs of larger firms were required to certify their financial statements. Although investors took some comfort in this positive development, they were soon faced with new worries. Among these were rising oil and gas prices, North Korea's emergence as a nuclear threat, the trepidation-filled anniversary of 9/11, and the growing realization that we would be going to war against the regime in Iraq. Against this backdrop, consumer confidence plunged.

As it happened, the war (which began in mid-March after months of stalled diplomatic efforts) was relatively short and successful, and investors' outlook had improved dramatically by the end of March. This turnaround in sentiment sparked a rally during the remaining months of the period. The rebound was also fueled by the passage of President Bush's economic stimulus package, a plan including a highly anticipated reduction in taxes on stock dividends.

In spite of the period's late rally, all of the major stock indexes retreated over the course of the period. In this environment, the value of Core Equity Fund-Investor Class shares declined 9.18% for the 12-month period ended May 31, 2003. This return underperformed the fund's benchmark, the S&P 500 Index,(R) which dropped 8.05%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

EFFECTIVE TECH STRATEGY BENEFITS FUND

Although every sector of the S&P 500 Index(R) declined during the past fiscal year, some areas fared better than others. With regard to the fund, strong stock selection within the energy, consumer staples, industrials, and technology sectors proved beneficial.

Our approach to the technology sector was particularly effective. At the beginning of the period, the fund's tech weighting was half that of the S&P 500,(R) but as summer progressed, we selectively increased our exposure. By focusing on quality technology companies that had fallen to attractive valuation levels, we were ideally positioned when the rally unfolded during the final months of the period. Indeed, technology companies were among the rally's leaders, and several holdings rose off their lows to post impressive gains. For example, Nokia Corp advanced as the wireless market strengthened, and Hewlett-Packard Co moved higher as investors gained conviction that the company's merger with Compaq would be successful.

--------------------------------------------------------------------------------
                               CORE EQUITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/03
--------------------------------------------------------------------------------

Anheuser-Busch Cos..................3.09%
Exxon Mobil.........................2.93%
JP Morgan Chase & Co................2.85%
Pfizer Inc..........................2.82%
Gillette Co.........................2.63%
Citigroup Inc.......................2.52%
Target Corp.........................2.44%
McGraw-Hill Cos.....................2.25%
Intel Corp..........................2.15%
Charter One Financial...............2.07%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Our overweight position relative to the index in energy stocks also worked to the fund's advantage, as energy was one of the better-performing areas of the market during the year. Even following the conclusion of the war in Iraq, energy prices remained relatively strong, bucking expectations for a sharp drop-off. Furthermore, Federal Reserve Chairman Alan Greenspan singled out low inventories of natural gas as "a serious problem" late in the period, directing investors' attention to the supply/demand issue in the gas industry and causing energy stocks in general to rise. One top performer was fund holding Apache Corp, which enjoyed a sharp gain during the year thanks to the favorable conditions as well as a successful drilling program and sound acquisitions.

LINE GRAPH:  INVESCO CORE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO Core Equity Fund - Investor Class   S&P 500 Index(R)(4)

5/93  $10,000                                     $10,000
5/94  $10,638                                     $10,425
5/95  $11,821                                     $12,527
5/96  $14,032                                     $16,086
5/97  $17,142                                     $20,821
5/98  $21,202                                     $27,205
5/99  $23,686                                     $32,926
5/00  $25,688                                     $36,373
5/01  $25,573                                     $32,536
5/02  $22,396                                     $28,033
5/03  $20,339                                     $25,771

MIXED PERFORMANCE FROM FINANCIALS

Overall, the fund's overweight position relative to the index in financial services stocks was a disadvantage, as many financial stocks lagged during the period. For example, insurer Allmerica Financial (no longer a fund holding) and Janus Capital Group both endured steep declines this past fiscal year -- victims of the struggling stock market. However, other financial stocks flourished, such as Lehman Brothers Holdings and Wachovia Corp. Lehman Brothers responded well to the friendly environment for fixed-income securities, as Lehman conducts a significant portion of its business in this arena. Wachovia is a more defensive financial holding that appealed to bearish investors during the majority of the year and was also helped by its smooth merger with First Union.

In addition, we were disappointed by some of our consumer discretionary holdings, which underperformed as a group. One of the largest detractors during the period was General Motors, which we sold from the portfolio. GM was plagued by concerns over its pension program as well as indications that future auto sales would likely be weak given the high incentive levels (such as zero percent financing) already used to lure consumers into showrooms throughout the summer and fall.

We allocated a minimal portion of assets to bonds during the period, and therefore were unable to fully capitalize on the strength from fixed-income markets over the course of the year.

POSITIONED FOR A RECOVERY

In general, the portfolio remains positioned for a gradual recovery. We are hoping along with most investors that the end of the war in Iraq will pave the way for an upturn in corporate spending, but the economic landscape remains clouded at this time. As we approach the end of the second quarter, we will be looking for improved earnings. We will be reducing holdings where valuations have become stretched, while focusing on those companies that we believe can continue to deliver strong earnings.

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

SEAN D. KATOF, CFA
SEAN KATOF IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND AN MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994 AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

JEFFREY  G.  MORRIS,  CFA
JEFF MORRIS, VICE PRESIDENT OF INVESCO FUNDS GROUP, RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER AND CURRENT FUND MANAGER JEFFREY G. MORRIS. AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY MICHAEL C. HEYMAN, SEAN KATOF, MARK W. LATTIS, AND JEFFREY G. MORRIS.

LINE GRAPH: INVESCO CORE EQUITY FUND - CLASS A & CLASS B GROWTH OF $10,000(3)

This line graph  compares  the value of a $10,000  investment  in  INVESCO  Core
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Core Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Core Equity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/03/03.

      INVESCO Core Equity     INVESCO Core Equity
      Fund - Class A          Fund - Class B          S&P 500 Index(R)(4)

4/02  $10,000                 $10,000                 $10,000
5/02  $ 8,913                 $ 9,417                 $ 9,325
5/03  $ 8,103                 $ 8,065                 $ 8,572

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

      INVESCO Core Equity Fund - Class C        S&P 500 Index(R)(4)

2/00  $10,000                                   $10,000
5/00  $10,666                                   $10,429
5/01  $10,536                                   $ 9,329
5/02  $ 9,148                                   $ 8,038
5/03  $ 8,218                                   $ 7,389

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/03.

      INVESCO Core Equity Fund - Class K        S&P 500 Index(R)(4)

12/00 $10,000                                  $10,000
 5/01 $ 9,632                                  $ 9,563
 5/02 $ 8,388                                  $ 8,239
 5/03 $ 7,543                                  $ 7,575

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

PIE CHART:  CORE EQUITY FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Financials..........................22.23%
            Information Technology..............13.56%
            Industrials.........................11.37%
            Consumer Staples....................10.49%
            Energy.............................. 9.74%
            Consumer Discretionary.............. 9.42%
            Health Care......................... 8.35%
            Materials........................... 5.48%
            Telecommunications Services......... 2.95%
            Utilities........................... 2.44%
            Net Cash & Cash Equivalents......... 3.97%

YOUR FUND'S REPORT

TOTAL RETURN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

All three of the major indexes measuring stock market performance retreated during the 12-month period ended May 31, 2003. For the majority of the year, investors were assailed by one concern after the next, from news of corporate accounting fraud, to rising oil prices, to the war in Iraq and the ongoing threat of terrorism. Additionally, there were few signs of improvement in the economy, with consumer confidence dropping dramatically and the Institute for Supply Management's monthly reports on the manufacturing sector showing stagnation over the course of the year.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          Top 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 5/31/03
--------------------------------------------------------------------------------

Target Corp.........................2.47%
Anheuser-Busch Cos..................2.38%
Pfizer Corp.........................2.38%
Wells Fargo & Co....................2.26%
Lehman Brothers Holdings............2.24%
General Electric....................2.14%
Verizon Communications..............2.08%
Citigroup Inc.......................2.01%
Exxon Mobil.........................1.98%
Bank of America.....................1.97%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, when the war proved to be shorter than many had anticipated, the market staged an impressive rally from March through May, gaining the most ground in April. Indeed, hopes for a recovery blossomed during this latter part of the fiscal year, as investors were able to turn their attention from geopolitical events to better-than-expected first-quarter earnings reports. Nevertheless, the rally was not enough to boost the stock market's annual return into positive territory.

Against this backdrop, the fund's diversification across asset classes proved beneficial, as defensive-minded investors rewarded bonds during the year. For the 12-month period ended May 31, 2003, Total Return Fund-Investor Class shares declined 4.85%, compared to an 8.05% loss for the S&P 500 Index.(R) The Lehman Government/Credit Bond Index, however, gained 14.57% over the same period. (Of course, past performance is no guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

EXPOSURE TO FIXED-INCOME MARKETS PROVIDES BALLAST

With equity markets so volatile, investors turned to fixed-income securities for stability. Bond investors originally feared that a Federal Reserve tightening cycle would take hold by 2003, but with the economy's health remaining in question and the possibility of deflation increasingly becoming a concern, the central bank opted to remain open to more easing, as evidenced by a rate cut of 50 basis points in November. Given this turn of events, Treasuries outperformed. And, with its substantial allocation in highly liquid fixed-income securities, the fund benefited.

Pockets of strength on the equities side of the portfolio also played a part in the fund's outperformance of the S&P 500 Index.(R) Although underweight relative to the index in the health care sector, strong stock selection in this area served us well. For example, Pharmacia Corp and Merck & Co both gained ground over the past six months. Investors responded positively to Pfizer's acquisition of Pharmacia, and Merck garnered favor after announcing that its earnings growth was expected to increase significantly in 2003 from flat levels in 2002.

Other outperformance came from the technology sector, which languished early in the period only to stage a dramatic comeback. Although underweight relative to the index in tech stocks, we had increased the fund's position in companies like Hewlett-Packard Co, Nokia Corp, and International Business Machines prior to the rally -- a strategy that proved effective for the fund. Finally, a number of the fund's financial services stocks provided a lift. Standouts included Lehman Brothers Holdings, Merrill Lynch & Co, and American International Group.

SOME HOLDINGS DISAPPOINT

In a period that saw negative returns from every sector of the S&P 500,(R) laggards came from a variety of areas. For example, industrial conglomerate SPX Corp saw its earnings fall back in the second half of 2002 and into 2003 -- a result of the struggling economy. Other detractors from performance included Altria Group (formerly Philip Morris) and Qwest Communications International. Altria suffered legal setbacks related to its tobacco business, and Qwest fell prey to questions about its accounting practices. Although neither of these companies remains a portfolio holding, some losses were incurred prior to our decision to sell them.

PIE CHART:  TOTAL RETURN FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................25.07%
            Financials..........................18.68%
            Industrials.........................11.58%
            Information Technology.............. 8.18%
            Consumer Discretionary.............. 7.29%
            Consumer Staples.................... 7.00%
            Materials........................... 6.26%
            Health Care......................... 5.58%
            Energy.............................. 5.06%
            Telecommunications Services......... 4.05%
            Utilities........................... 1.41%
            Net Cash & Cash Equivalents.........(0.16%)

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO TOTAL RETURN FUND -                          LEHMAN GOVERNMENT/
      INVESTOR CLASS                   S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

5/93  $10,000                          $10,000             $10,000
5/94  $10,733                          $10,425             $10,101
5/95  $12,589                          $12,527             $11,274
5/96  $14,711                          $16,086             $11,736
5/97  $17,616                          $20,821             $12,663
5/98  $21,523                          $27,205             $14,117
5/99  $23,749                          $32,926             $14,690
5/00  $21,781                          $36,373             $14,971
5/01  $22,017                          $32,536             $16,896
5/02  $20,887                          $28,033             $18,222
5/03  $19,873                          $25,771             $20,877

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON, CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

DIVERSIFICATION REMAINS A PRIMARY FOCUS

An economic recovery seems to be gradually taking shape in the wake of improved investor sentiment, the end of the war in Iraq, and the passage of an economic stimulus plan. We'll keep looking for new opportunities on both the buy and sell sides, taking profits where we can and making the most of any attractive valuations resulting from the market volatility. As always, we will maintain significant exposure to fixed-income securities for diversification purposes.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY) AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK W. LATTIS, AND RICHARD J. KING.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS A & CLASS B GROWTH OF $10,000(5)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Total
Return Fund - Class A and the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Total Return Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO TOTAL RETURN    INVESCO TOTAL RETURN                        LEHMAN GOVERNMENT/
      FUND - CLASS A          FUND - CLASS B          S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

4/02  $10,000                 $10,000                 $10,000             $10,000
5/02  $ 9,107                 $ 9,624                 $ 9,325             $10,288
5/03  $ 8,652                 $ 8,691                 $ 8,572             $11,787

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                                LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS C    S&P 500 INDEX(6)   CREDIT BOND INDEX(6)
2/00  $10,000                                $10,000            $10,000
5/00  $10,440                                $10,429            $10,086
5/01  $10,254                                $ 9,329            $11,383
5/02  $ 9,593                                $ 8,038            $12,277
5/03  $ 9,026                                $ 7,389            $14,065

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MARKET HEADLINES

MARKET OVERVIEW:

JUNE 2002 THROUGH MAY 2003

After two years of declines in the stock market, investors had hoped to see an improvement through 2002 and into 2003. Instead, the market continued downward, with the major stock indexes registering losses for the 12-month period ended May 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perceptions of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, 2002, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with defensive reputations. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fiscal period came to a close, investors seemed to be growing increasingly optimistic. For one, quick success by the American-led coalition in the liberation of Iraq muted one source of uncertainty. Additionally, investors were encouraged by the economic rebound in the weeks following the war, during which consumer confidence and manufacturing activity improved.

To be sure, risks remained. However, the end of the fiscal year saw investors focusing on the positive rather than worrying about potential negatives. For example, the dollar's slide versus the euro could have stirred concerns that foreign investors might sell dollar-denominated assets. Instead, investors pointed to the potentially stimulative effects that the weak dollar might have on exports and manufacturing. Investors' newfound optimism was also reflected in the market's technical profile at period-end, which saw trading volume spike higher during rallies, while dropping as stocks slid, reflecting an overall desire on the part of investors to buy stocks.

While we don't believe equity markets are necessarily out of the woods yet, the economic progress made since the resolution of the war has made the outlook for equities at the end of May 2003 brighter than it was this time last year. No less an authority than Federal Reserve Chairman Alan Greenspan revealed that he was surprised and encouraged by the recent economic improvement. Nevertheless, for this recovery to find its legs, investors and consumers will likely need to see a sustained upturn in the employment market before the bear market is officially pronounced dead.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------
65.76  COMMON STOCKS
1.33   AEROSPACE & DEFENSE
       United Technologies                                        158,300  $   10,803,975
============================================================================================
1.29   ALUMINUM
       Alcoa Inc                                                  426,400      10,493,704
============================================================================================
1.72   APPLICATION SOFTWARE
       SAP AG Sponsored ADR Representing 1/4 Ord Shr              148,600       4,232,128
       Software HOLDRs Trust(a)                                   309,600       9,755,496
============================================================================================
                                                                               13,987,624
2.76   BANKS
       Bank of New York                                           348,300      10,079,802
       Wells Fargo & Co                                           255,000      12,316,500
============================================================================================
                                                                               22,396,302
2.79   BIOTECHNOLOGY
       Amgen Inc(b)                                               189,000      12,230,190
       Biotech HOLDRs Trust(a)                                     86,300      10,381,890
============================================================================================
                                                                               22,612,080
1.56   BREWERS
       Anheuser-Busch Cos                                         240,400      12,652,252
============================================================================================
0.50   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(b)                    121,600       4,083,328
============================================================================================
0.52   CASINOS & GAMING
       Harrah's Entertainment(b)                                  105,000       4,209,450
============================================================================================
0.95   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(b)                                                711,100       7,694,102
============================================================================================
1.95   DATA PROCESSING SERVICES
       First Data                                                 177,900       7,368,618
       Fiserv Inc(b)                                              254,400       8,418,096
============================================================================================
                                                                               15,786,714
0.87   DIVERSIFIED CHEMICALS
       Dow Chemical                                               222,000       7,059,600
============================================================================================
5.90   DIVERSIFIED FINANCIAL SERVICES
       American Express                                           157,800       6,573,948
       Citigroup Inc                                              443,300      18,184,166
       Goldman Sachs Group                                         62,600       5,101,900
       JP Morgan Chase & Co                                       548,000      18,007,280
============================================================================================
                                                                               47,867,294
1.23  ELECTRICAL COMPONENTS & EQUIPMENT
      SPX Corp(b)                                                 258,800       9,971,564
============================================================================================
1.27  GENERAL MERCHANDISE STORES
      Target Corp                                                 280,100      10,260,063
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

1.88   HEALTH CARE EQUIPMENT
       Boston Scientific(b)                                       127,400  $    6,637,540
       Medtronic Inc                                              176,600       8,605,718
============================================================================================
                                                                               15,243,258
1.43   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            220,400      11,595,244
============================================================================================
1.50   INDUSTRIAL CONGLOMERATES
       General Electric                                           425,000      12,197,500
============================================================================================
0.71   INDUSTRIAL MACHINERY
       Illinois Tool Works                                         92,900       5,764,445
============================================================================================
2.26   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               104,100       4,360,749
       Exxon Mobil                                                384,400      13,992,160
============================================================================================
                                                                               18,352,909
1.22   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             113,700       3,014,187
       SBC Communications                                         134,500       3,424,370
       Verizon Communications                                      92,200       3,489,770
============================================================================================
                                                                                9,928,327
1.89   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        407,900       6,342,845
       Merrill Lynch & Co                                         208,000       9,006,400
============================================================================================
                                                                               15,349,245
2.65   INVESTMENT COMPANIES
       DIAMONDS Trust Series I Shrs(c)                            117,900      10,474,236
       Nasdaq-100 Trust Series 1 Shrs(b)                          369,400      11,004,426
============================================================================================
                                                                               21,478,662
0.67   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(b)               117,100       5,426,414
============================================================================================
1.30   MOVIES & ENTERTAINMENT
       AOL Time Warner(b)                                         344,800       5,247,856
       Viacom Inc Class B Shrs(b)                                 116,700       5,312,184
============================================================================================
                                                                               10,560,040
1.31   MULTI-LINE INSURANCE
       American International Group                               182,900      10,586,252
============================================================================================
1.11   NETWORKING EQUIPMENT
       Cisco Systems(b)                                           553,400       9,009,352
============================================================================================
0.59   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               145,600       4,812,080
============================================================================================
1.09   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                133,845       8,823,062
============================================================================================
1.21   PAPER PRODUCTS
       International Paper                                        267,300       9,801,891
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.64   PERSONAL PRODUCTS
       Avon Products                                               85,200  $    5,192,088
============================================================================================
7.99   PHARMACEUTICALS
       Abbott Laboratories                                        239,500      10,669,725
       Forest Laboratories(b)                                     117,600       5,938,800
       Johnson & Johnson                                          171,900       9,342,765
       Merck & Co                                                 179,900       9,998,842
       Pfizer Inc                                                 411,800      12,774,036
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                    114,200       5,788,684
       Wyeth                                                      235,300      10,317,905
============================================================================================
                                                                               64,830,757
0.69   PROPERTY & CASUALTY INSURANCE
       Allstate Corp                                              155,700       5,603,643
============================================================================================
0.99   RAILROADS
       Norfolk Southern                                           365,500       8,011,760
============================================================================================
0.52   RESTAURANTS
       Starbucks Corp(b)                                          170,200       4,193,898
============================================================================================
1.24   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       643,700      10,015,972
============================================================================================
3.16   SEMICONDUCTORS
       Intel Corp                                                 442,500       9,221,700
       Semiconductor HOLDRs Trust(a)                              282,400       8,457,880
       Texas Instruments                                          388,200       7,958,100
============================================================================================
                                                                               25,637,680
1.47   SOFT DRINKS
       Coca-Cola Co                                               260,800      11,884,656
============================================================================================
3.60   SYSTEMS SOFTWARE
       Microsoft Corp                                             534,100      13,144,201
       Oracle Corp(b)                                             513,900       6,685,839
       VERITAS Software(b)                                        337,400       9,362,850
============================================================================================
                                                                               29,192,890
       TOTAL COMMON STOCKS (COST $488,841,979)                                533,370,077
============================================================================================
30.22  FIXED INCOME SECURITIES
13.51  US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         5.875%, 11/15/2004                                $   20,000,000      21,342,960
         5.750%, 11/15/2005                                $   20,000,000      22,080,460
         3.875%, 2/15/2013                                 $   10,000,000      10,442,580
         3.000%, 11/15/2007                                $   10,000,000      10,375,390
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   20,000,000      20,124,220
============================================================================================
         TOTAL US GOVERNMENT OBLIGATIONS
           (Amortized Cost $106,510,241)                                      109,533,585
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.86   US Government Agency Obligations
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         4.500%, 5/1/2018                                  $    7,964,993  $    8,179,223
         4.500%, 6/1/2018                                  $   25,000,000      25,672,414
       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
          5.000%, 11/15/2017                               $    9,548,440       9,986,281
          5.000%, 2/15/2018                                $   12,269,305      12,828,959
       Government National Mortgage Association I & II
         Single Issuer
          5.500%, 12/15/2031                               $    9,005,124       9,425,348
          5.000%, 2/15/2018                                $   12,343,716      12,906,765
          5.000%, 3/15/2018                                $      944,137         987,203
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
           (Amortized Cost $78,762,693)                                        79,986,193
============================================================================================
6.85   CORPORATE BONDS
0.32   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Sr Notes, 6.125%,
         8/28/2007                                         $    2,500,000       2,622,423
============================================================================================
0.54   BANKS
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                                4,378,887
0.37   CABLE & SATELLITE OPERATORS
       Continental Cablevision, Sr Deb, 9.500%, 8/1/2013   $    2,500,000       3,004,920
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
3.96   ELECTRIC UTILITIES
       Cleveland Electric Illuminating, Secured Notes
         Series D, 7.880%, 11/1/2017                       $    1,000,000       1,282,432
       Commonwealth Edison, 1st Mortgage Notes
         Series 76, 8.250%, 10/1/2006                      $    1,000,000       1,185,528
       Consumers Energy, 1st & Refunding Mortgage Notes
         7.375%, 9/15/2023                                 $    2,500,000       2,621,583
       El Paso Electric, 1st Mortgage Notes, Series E,
         9.400%, 5/1/2011                                  $    2,000,000       2,329,506
       Jersey Central Power & Light, 1st Mortgage
         Medium-Term Notes, Series C, 7.980%, 2/16/2023    $    2,000,000       2,092,926
       Niagara Mohawk Power, 1st Mortgage Notes, 7.750%,
         5/15/2006                                         $    4,000,000       4,577,608
       Pennsylvania Power, 1st Mortgage Notes, 8.500%,
         7/15/2022                                         $    2,500,000       2,609,110
       Public Service of New Mexico, Sr Notes
         Series A, 7.100%, 8/1/2005                        $    5,000,000       5,440,935
         Series B, 7.500%, 8/1/2018                        $    5,000,000       5,818,520
       Texas Utilities Electric, 1st Mortgage Notes &
         Collateral Trust, 7.875%, 4/1/2024                $    4,000,000       4,182,412
============================================================================================
                                                                               32,140,560
0.10   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      695,000         801,992
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000  $    1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.09   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      670,000         741,418
============================================================================================
0.32   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    1,100,000       1,270,888
       Union Pacific, Notes, 6.650%, 1/15/2011             $    1,100,000       1,293,652
============================================================================================
                                                                                2,564,540
0.14   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,075,000       1,151,025
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $50,577,271)                    55,577,699
============================================================================================
       TOTAL FIXED INCOME SECURITIES
         (AMORTIZED COST $235,850,205)                                        245,097,477
============================================================================================
1.22   SHORT-TERM INVESTMENTS
0.99   COMMERCIAL PAPER
0.99   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003 (Amortized Cost $7,999,704)              $    8,000,000       7,999,704
============================================================================================
0.23   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased
         at $1,900,193 (Collateralized by Federal Farm
         Credit Bank, Bonds, due 12/15/2004 at 3.875%,
         value $1,944,099) (Cost $1,900,000)               $    1,900,000       1,900,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $9,899,704)                                            9,899,704
============================================================================================
97.20  TOTAL INVESTMENTS AT VALUE
         (COST $734,591,888)                                                  788,367,258
============================================================================================
2.80   OTHER ASSETS LESS LIABILITIES                                           22,728,518
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  811,095,776
============================================================================================

CORE EQUITY FUND
95.93  COMMON STOCKS
2.85   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             412,800  $   17,894,880
       Lockheed Martin                                            517,600      24,026,992
       United Technologies                                        453,400      30,944,550
============================================================================================
                                                                               72,866,422
1.36   ALUMINUM
       Alcoa Inc                                                1,415,900      34,845,299
============================================================================================
0.49   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          759,100      12,418,876
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.16   BANKS
       Bank of America                                            547,500  $   40,624,500
       Bank of New York                                         1,601,600      46,350,304
       Charter One Financial                                    1,740,445      53,013,955
       Wachovia Corp                                            1,062,600      42,695,268
       Wells Fargo & Co                                         1,066,800      51,526,440
============================================================================================
                                                                              234,210,467
3.09   BREWERS
       Anheuser-Busch Cos                                       1,500,000      78,945,000
============================================================================================
1.63   CASINOS & GAMING
       Harrah's Entertainment(b)                                  695,100      27,866,559
       Park Place Entertainment(b)                              1,800,000      13,716,000
============================================================================================
                                                                               41,582,559
3.06   COMPUTER HARDWARE
       Hewlett-Packard Co                                       2,162,500      42,168,750
       International Business Machines                            408,700      35,981,948
============================================================================================
                                                                               78,150,698
1.03   DIVERSIFIED CHEMICALS
       Dow Chemical                                               827,000      26,298,600
============================================================================================
5.37   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                            1,567,200      64,286,544
       JP Morgan Chase & Co                                     2,218,600      72,903,196
============================================================================================
                                                                              137,189,740
2.34   ELECTRIC UTILITIES
       Dominion Resources                                         420,600      26,497,800
       Exelon Corp                                                106,700       6,113,910
       FPL Group                                                  410,300      27,272,641
============================================================================================
                                                                               59,884,351
0.74   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                490,000      18,879,700
============================================================================================
1.25   ENVIRONMENTAL SERVICES
       Waste Management                                         1,252,300      31,896,081
============================================================================================
2.44   GENERAL MERCHANDISE STORES
       Target Corp                                              1,700,000      62,271,000
============================================================================================
0.52   HEALTH CARE SUPPLIES
       Alcon Inc                                                  310,100      13,179,250
============================================================================================
1.49   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            725,000      38,142,250
============================================================================================
1.94   INDUSTRIAL CONGLOMERATES
       General Electric                                         1,728,100      49,596,470
============================================================================================
2.77   INDUSTRIAL MACHINERY
       Danaher Corp                                               467,000      31,251,640
       Illinois Tool Works                                        639,000      39,649,950
============================================================================================
                                                                               70,901,590

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

6.15   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs             1,100,000  $   46,079,000
       Exxon Mobil                                              2,060,000      74,984,000
       Occidental Petroleum                                     1,067,800      36,027,572
============================================================================================
                                                                              157,090,572
2.95   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             572,000      15,163,720
       SBC Communications                                       1,028,300      26,180,518
       Verizon Communications                                     900,000      34,065,000
============================================================================================
                                                                               75,409,238
5.37   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                      2,655,600      41,294,580
       Lehman Brothers Holdings                                   718,700      51,480,481
       Merrill Lynch & Co                                       1,029,300      44,568,690
============================================================================================
                                                                              137,343,751
1.40   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                         2,040,800      35,754,816
============================================================================================
1.25   LIFE & HEALTH INSURANCE
       John Hancock Financial Services                          1,052,800      31,847,200
============================================================================================
1.08   MULTI-LINE INSURANCE
       American International Group                               477,200      27,620,336
============================================================================================
1.31   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               572,200      18,911,210
       Schlumberger Ltd                                           298,400      14,508,208
============================================================================================
                                                                               33,419,418
2.29   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                469,560      30,953,395
       Kerr-McGee Corp                                            578,500      27,525,030
============================================================================================
                                                                               58,478,425
3.28   PACKAGED FOODS & MEATS
       Hershey Foods                                              350,300      24,906,330
       H.J. Heinz                                                 716,500      23,694,655
       Kellogg Co                                               1,000,000      35,200,000
============================================================================================
                                                                               83,800,985
1.19   PAPER PACKAGING
       Temple-Inland Inc                                          650,000      30,316,000
============================================================================================
1.90   PAPER PRODUCTS
       Bowater Inc                                                750,000      29,392,500
       International Paper                                        526,300      19,299,421
============================================================================================
                                                                               48,691,921
2.63   PERSONAL PRODUCTS
       Gillette Co                                              2,000,000      67,220,000
============================================================================================
7.84   PHARMACEUTICALS
       Bristol-Myers Squibb                                     1,592,700      40,773,120
       Eli Lilly & Co                                             682,000      40,763,140

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Merck & Co                                                 839,600  $   46,664,968
       Pfizer Inc                                               2,324,880      72,117,778
============================================================================================
                                                                              200,319,006
4.26   PUBLISHING & PRINTING
       Gannett Co                                                 452,000      35,708,000
       Knight-Ridder Inc                                          220,900      15,560,196
       McGraw-Hill Cos                                            911,000      57,584,310
============================================================================================
                                                                              108,852,506
1.81   RAILROADS
       Kansas City Southern(b)                                    950,000      11,333,500
       Norfolk Southern                                         1,596,000      34,984,320
============================================================================================
                                                                               46,317,820
1.08   RESTAURANTS
       McDonald's Corp                                          1,477,100      27,666,083
============================================================================================
1.08   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                     1,783,200      27,746,592
============================================================================================
3.78   SEMICONDUCTORS
       Intel Corp                                               2,633,400      54,880,056
       Texas Instruments                                        2,039,700      41,813,850
============================================================================================
                                                                               96,693,906
1.96   SYSTEMS SOFTWARE
       Microsoft Corp                                           2,037,100      50,133,031
============================================================================================
1.79   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs           2,533,600      45,706,144
============================================================================================
       TOTAL COMMON STOCKS (COST $2,017,501,665)                            2,451,686,103
============================================================================================
0.10   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.10   ELECTRIC UTILITIES
       El Paso Electric, 1st Mortgage Notes, Series D,
         8.900%, 2/1/2006 (Amortized Cost $2,247,438)      $    2,215,000       2,496,314
============================================================================================
4.18   SHORT-TERM INVESTMENTS
4.11   COMMERCIAL PAPER
1.57   BANKS
       Citicorp, 1.260%, 6/4/2003                          $   40,000,000      40,000,000
============================================================================================
1.56   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount Notes
        1.340%, 6/2/2003                                   $   40,000,000      39,998,511
============================================================================================
0.98   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003                                          $   25,000,000      24,999,076
============================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $104,997,587)                  104,997,587
============================================================================================
0.07   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased at
         $1,915,195 (Collateralized by Fannie Mae,
         Discount Notes, due 7/2/2003, value $1,957,898)
         (Cost $1,915,000)                                 $    1,915,000       1,915,000
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $106,912,587)                                      $  106,912,587
============================================================================================
100.21 TOTAL INVESTMENTS AT VALUE
        (COST $2,126,661,690)                                               2,561,095,004
============================================================================================
(0.21) OTHER ASSETS LESS LIABILITIES                                           (5,353,082)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $2,555,741,922
============================================================================================

TOTAL RETURN FUND
68.97  COMMON STOCKS
2.77   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             100,300  $    4,348,005
       Lockheed Martin                                            169,000       7,844,980
       United Technologies                                        150,700      10,285,275
============================================================================================
                                                                               22,478,260
1.44   ALUMINUM
       Alcoa Inc                                                  476,700      11,731,587
============================================================================================
0.35   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          176,300       2,884,268
============================================================================================
1.00   AUTO PARTS & EQUIPMENT
       Advance Auto Parts(b)                                      136,800       8,136,864
============================================================================================
6.58   BANKS
       Bank of America                                            215,700      16,004,940
       Mellon Financial                                           364,200       9,895,314
       Wachovia Corp                                              228,700       9,189,166
       Wells Fargo & Co                                           380,000      18,354,000
============================================================================================
                                                                               53,443,420
2.38   BREWERS
       Anheuser-Busch Cos                                         367,300      19,330,999
============================================================================================
2.51   COMPUTER HARDWARE
       Hewlett-Packard Co                                         531,600      10,366,200
       International Business Machines                            114,100      10,045,364
============================================================================================
                                                                               20,411,564
0.51   CONSTRUCTION MACHINERY, FARM
         MACHINERY & HEAVY TRUCKS
       Navistar International(b)                                  134,700       4,151,454
============================================================================================
1.11   DIVERSIFIED CHEMICALS
       Dow Chemical                                               284,800       9,056,640
============================================================================================
2.58   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                              398,200      16,334,164
       JP Morgan Chase & Co                                       141,000       4,633,260
============================================================================================
                                                                               20,967,424
1.41   ELECTRIC UTILITIES
       Dominion Resources                                          44,200       2,784,600
       Exelon Corp                                                 34,600       1,982,580

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       FPL Group                                                  101,000  $    6,713,470
============================================================================================
                                                                               11,480,650
1.10   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                232,000       8,938,960
============================================================================================
2.47   GENERAL MERCHANDISE STORES
       Target Corp                                                548,000      20,073,240
============================================================================================
0.73   HOUSEHOLD PRODUCTS
       Procter & Gamble                                            64,200       5,894,844
============================================================================================
2.14   INDUSTRIAL CONGLOMERATES
       General Electric                                           606,100      17,395,070
============================================================================================
1.43   INDUSTRIAL GASES
       Praxair Inc                                                193,200      11,590,068
============================================================================================
3.59   INDUSTRIAL MACHINERY
       Danaher Corp                                               152,200      10,185,224
       Illinois Tool Works                                        193,100      11,981,855
       Timken Co                                                  425,700       6,972,966
============================================================================================
                                                                               29,140,045
1.32   INSURANCE BROKERS
       Marsh & McLennan                                           214,400      10,747,872
============================================================================================
3.24   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               244,200      10,229,538
       Exxon Mobil                                                441,600      16,074,240
============================================================================================
                                                                               26,303,778
3.63   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             154,900       4,106,399
       SBC Communications                                         332,700       8,470,542
       Verizon Communications                                     446,500      16,900,025
============================================================================================
                                                                               29,476,966
4.76   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        408,700       6,355,285
       Lehman Brothers Holdings                                   253,700      18,172,531
       Merrill Lynch & Co                                         327,900      14,198,070
============================================================================================
                                                                               38,725,886
0.88   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                           408,000       7,148,160
============================================================================================
0.80   MULTI-LINE INSURANCE
       American International Group                               112,700       6,523,076
============================================================================================
0.76   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               186,500       6,163,825
============================================================================================
1.06   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Kerr-McGee Corp                                            181,800       8,650,044
============================================================================================
1.75   PACKAGED FOODS & MEATS
       H.J. Heinz                                                 200,000       6,614,000

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Hershey Foods                                              106,800  $    7,593,480
============================================================================================
                                                                               14,207,480
2.07   PAPER PRODUCTS
       Bowater Inc                                                246,000       9,640,740
       International Paper                                        196,100       7,190,987
============================================================================================
                                                                               16,831,727
5.58   PHARMACEUTICALS
       Bristol-Myers Squibb                                       252,400       6,461,440
       Eli Lilly & Co                                              81,700       4,883,209
       Merck & Co                                                 263,500      14,645,330
       Pfizer Inc                                                 624,000      19,356,480
============================================================================================
                                                                               45,346,459
0.36   PROPERTY & CASUALTY INSURANCE
       St Paul                                                     79,300       2,900,794
============================================================================================
2.05   PUBLISHING & PRINTING
       Knight-Ridder Inc                                           71,600       5,043,504
       McGraw-Hill Cos                                            184,200      11,643,282
============================================================================================
                                                                               16,686,786
1.05   RAILROADS
       Union Pacific                                              139,900       8,532,501
============================================================================================
1.12   RESTAURANTS
       McDonald's Corp                                            486,900       9,119,637
============================================================================================
0.62   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       325,000       5,057,000
============================================================================================
2.64   SEMICONDUCTORS
       Intel Corp                                                 520,900      10,855,556
       Texas Instruments                                          515,500      10,567,750
============================================================================================
                                                                               21,423,306
1.18   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs             530,300       9,566,612
============================================================================================
       TOTAL COMMON STOCKS (COST $552,815,989)                                560,517,266
============================================================================================
28.66  FIXED INCOME SECURITIES
6.73   US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         3.875%, 2/15/2013                                 $    8,600,000       8,980,619
         2.875%, 6/30/2004                                 $    7,500,000       7,638,870
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   12,800,000      12,879,501
============================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $54,296,787)                                         54,666,965
============================================================================================
16.44  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         5.000%, 1/1/2017                                  $   17,266,787      17,939,122
         4.500%, 5/1/2018                                  $   19,912,481      20,448,058
         4.500%, 6/1/2018                                  $   10,000,000      10,268,966

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
           6.000%, 7/15/2028                               $    6,462,714  $    6,783,902
           6.000%, 4/15/2029                               $    5,741,281       6,023,807
           5.500%, 1/15/2017                               $   16,181,359      16,983,095
           5.000%, 2/15/2018                               $   41,205,517      43,085,074
           5.000%, 3/15/2018                               $    2,832,411       2,961,609
       Government National Mortgage Association I & II
         Single Issuer, 5.500%, 1/15/2032                  $    8,746,293       9,153,427
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $129,509,646)                                       133,647,060
============================================================================================
5.49   CORPORATE BONDS
0.64   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Notes, 6.125%, 2/1/2007  $    5,000,000       5,229,585
============================================================================================
1.26   BANKS
       SunTrust Banks, Sr Notes, 6.250%, 6/1/2008          $    5,000,000       5,853,410
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                               10,232,297
1.10   BREWERS
       Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008        $    8,000,000       8,982,024
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
0.11   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      760,000         876,999
============================================================================================
0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000       1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.68   PACKAGED FOODS & MEATS
       CPC International, Notes, Series C, 6.150%,
         1/15/2006                                         $    5,000,000       5,509,055
============================================================================================
0.10   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      730,000         807,814
============================================================================================
0.43   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    3,000,000       3,466,059
============================================================================================
0.16   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,250,000       1,338,401
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $40,808,634)                    44,614,168
============================================================================================
       TOTAL FIXED INCOME SECURITIES
        (AMORTIZED COST $224,615,067)                                         232,928,193
============================================================================================
5.40   SHORT-TERM INVESTMENTS
1.90   US Government Agency Obligations
       Fannie Mae, Benchmark Notes, 5.125%, 2/13/2004
         (Amortized Cost $14,837,148)                      $   15,000,000      15,409,425
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.63   CORPORATE BONDS -- DIVERSIFIED FINANCIAL SERVICES
       Associates Corp of North America, Sr Notes,
       5.500%, 2/15/2004
         (Amortized Cost $4,995,925)                       $    5,000,000  $    5,150,515
============================================================================================
2.83   COMMERCIAL PAPER -- CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount
         Notes, 1.340%, 6/2/2003 (Amortized Cost
         $22,999,144)                                      $   23,000,000      22,999,144
============================================================================================
0.04   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/30/2003 due 6/2/2003 at 1.220%,
         repurchased at $291,030 (Collateralized
         by Federal Home Loan Bank, Bonds, due
         3/29/2004 at 1.400%, value $301,003)
         (Cost $291,000)                                   $      291,000         291,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $43,123,217)                                          43,850,084
============================================================================================
103.03 TOTAL INVESTMENTS AT VALUE
        (COST $820,554,273)                                                   837,295,543
============================================================================================
(3.03) OTHER ASSETS LESS LIABILITIES                                          (24,605,674)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  812,689,869
============================================================================================

(a)  HOLDRs - Holding Company Depositary Receipts.

(b)  Security is non-income producing.

(c) DIAMONDS Trust Series 1 is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership interest in a portfolio of all the common stocks of the Dow Jones Industrial Average.

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $    734,591,888         $   2,126,661,690
============================================================================================
  At Value(a)                                   $    788,367,258         $   2,561,095,004
Cash                                                     558,787                    34,541
Receivables:
  Investment Securities Sold                          24,219,797                 3,489,218
  Fund Shares Sold                                       658,905                   971,350
  Dividends and Interest                               2,324,794                 4,769,122
Loans to Affiliated Fund (Note 6)                              0                 2,702,000
Prepaid Expenses and Other Assets                         71,256                   256,802
============================================================================================
TOTAL ASSETS                                         816,200,797             2,573,318,037
============================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                            3,808                   408,416
  Investment Securities Purchased                      4,269,554                14,492,140
  Fund Shares Repurchased                                631,812                 1,621,293
Accrued Distribution Expenses
  Investor Class                                         112,036                   519,300
  Class A                                                    108                     1,316
  Class B                                                    197                       992
  Class C                                                  2,181                     7,263
  Class K                                                  3,271                     8,046
Accrued Expenses and Other Payables                       82,054                   517,349
============================================================================================
TOTAL LIABILITIES                                      5,105,021                17,576,115
============================================================================================
NET ASSETS AT VALUE                             $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS
Paid-in Capital(b)                              $  1,100,589,202         $   2,375,076,580
Accumulated Undistributed Net Investment
  Income (Loss)                                          641,155                  (288,750)
Accumulated Undistributed Net Realized
  Loss on Investment Securities                     (343,909,951)             (253,479,222)
Net Appreciation of Investment Securities             53,775,370               434,433,314
============================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                   $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                           $    261,560,380                        --
============================================================================================
  Investor Class                                $    537,542,996         $   2,518,440,996
============================================================================================
  Class A                                       $        376,364         $       4,673,885
============================================================================================
  Class B                                       $        255,409         $       1,264,255
============================================================================================
  Class C                                       $      2,877,576         $       8,912,370
============================================================================================
  Class K                                       $      8,483,051         $      22,450,416
============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003
                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
                                                      (CONTINUED)               (CONTINUED)
--------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                 20,469,404                        --
  Investor Class                                      41,332,600               241,368,536
  Class A                                                 29,812                   451,386
  Class B                                                 20,550                   123,154
  Class C                                                220,821                   861,637
  Class K                                                658,739                 2,190,538
============================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                             $          12.78                        --
  Investor Class, Offering and Redemption Price
    per Share                                   $          13.01         $           10.43
  Class A
    Redemption Price per Share                  $          12.62         $           10.35
    Offering Price per Share (Maximum sales
      charge of 5.50%)                          $          13.35         $           10.95
  Class B, Offering and Redemption Price
    per Share                                   $          12.43         $           10.27
  Class C, Offering and Redemption Price
    per Share                                   $          13.03         $           10.34
  Class K, Offering and Redemption Price
    per Share                                   $          12.88         $           10.25
============================================================================================

(a)  Investment  securities at cost and value at May 31, 2003 include repurchase agreements of $1,900,000 and $1,915,000 for Balanced and Core Equity Funds, respectively.

(b)  The  INVESCO  Combination  Stock  &  Bond  Funds,  Inc.  have  7.5  billion authorized shares of common stock,  par value of $0.01 per share.  Of such shares, 700 million have been  allocated to Balanced Fund and 5 billion to Core  Equity  Fund:  200 million to Balanced  Fund - Investor  Class,  100 million to each  additional  class of  Balanced  Fund and 1 billion to each class of Core Equity Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $   820,554,273
================================================================================
  At Value(a)                                                   $   837,295,543
Cash                                                                    661,095
Receivables:
  Investment Securities Sold                                          1,133,180
  Fund Shares Sold                                                    1,021,595
  Dividends and Interest                                              2,952,911
Prepaid Expenses and Other Assets                                       124,740
================================================================================
TOTAL ASSETS                                                        843,189,064
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                          82,497
  Investment Securities Purchased                                    16,793,034
  Fund Shares Repurchased                                            13,271,979
Accrued Distribution Expenses
  Investor Class                                                        171,386
  Class A                                                                   164
  Class B                                                                   407
  Class C                                                                   638
Accrued Expenses and Other Payables                                     179,090
================================================================================
TOTAL LIABILITIES                                                    30,499,195
================================================================================
NET ASSETS AT VALUE                                             $   812,689,869
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   846,270,108
Accumulated Undistributed Net Investment Loss                           (23,154)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                          (50,298,355)
Net Appreciation of Investment Securities                            16,741,270
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   812,689,869
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $   810,787,002
================================================================================
  Class A                                                       $       546,166
================================================================================
  Class B                                                       $       569,733
================================================================================
  Class C                                                       $       786,968
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                     36,923,936
  Class A                                                                25,439
  Class B                                                                26,741
  Class C                                                                36,652
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $         21.96
  Class A
    Redemption Price per Share                                  $         21.47
    Offering Price per Share (Maximum sales charge of 5.50%)    $         22.72
  Class B, Offering and Redemption Price per Share              $         21.31
  Class C, Offering and Redemption Price per Share              $         21.47
================================================================================

(a) Investment securities at cost and value at May 31, 2003 includes a repurchase agreement of $291,000.

(b) The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1.3 billion have been allocated to Total Return Fund: 300 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                         $    6,876,181            $   44,239,439
Dividends from Affiliated Investment Companies            22,089                    95,457
Interest                                              14,498,434                 8,087,971
  Foreign Taxes Withheld                                 (31,236)                 (312,360)
============================================================================================
  TOTAL INCOME                                        21,365,468                52,110,507
============================================================================================
EXPENSES
Investment Advisory Fees                               4,664,989                12,910,344
Distribution Expenses                                  1,555,775                 6,432,973
Transfer Agent Fees                                    3,057,647                 5,555,930
Administrative Services Fees                             382,599                 1,148,535
Custodian Fees and Expenses                              112,798                   300,939
Directors' Fees and Expenses                              75,730                   210,840
Interest Expenses                                          1,456                         0
Professional Fees and Expenses                            73,033                   162,181
Registration Fees and Expenses
  Institutional Class                                     11,621                        --
  Investor Class                                          22,485                    34,474
  Class A                                                    650                       675
  Class B                                                    647                       646
  Class C                                                  1,581                     1,556
  Class K                                                  1,944                     1,934
Reports to Shareholders                                  140,704                   817,612
Other Expenses                                            52,387                   138,714
============================================================================================
  TOTAL EXPENSES                                      10,156,046                27,717,353
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                  (352,585)                 (132,953)
  Fees and Expenses Paid Indirectly                       (1,433)                 (281,367)
============================================================================================
    NET EXPENSES                                       9,802,028                27,303,033
============================================================================================
NET INVESTMENT INCOME                                 11,563,440                24,807,474
============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities          (115,948,604)             (211,794,329)
Change in Net Appreciation/Depreciation of
  Investment Securities                               44,906,678              (136,219,795)
============================================================================================
NET LOSS ON INVESTMENT SECURITIES                    (71,041,926)             (348,014,124)
============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                 $  (59,478,486)           $ (323,206,650)
============================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
================================================================================
INVESTMENT INCOME
INCOME
Dividends                                                       $    12,122,216
Interest                                                             15,452,484
Securities Loaned Income                                                 15,284
  Foreign Taxes Withheld                                                (67,567)
================================================================================
  TOTAL INCOME                                                       27,522,417
================================================================================
EXPENSES
Investment Advisory Fees                                              6,156,885
Distribution Expenses                                                 2,185,927
Transfer Agent Fees                                                   3,876,792
Administrative Services Fees                                            402,096
Custodian Fees and Expenses                                             113,868
Directors' Fees and Expenses                                             80,775
Interest Expenses                                                         4,049
Professional Fees and Expenses                                           79,210
Registration Fees and Expenses
  Investor Class                                                         24,273
  Class A                                                                   684
  Class B                                                                   655
  Class C                                                                 1,537
Reports to Shareholders                                                  87,009
Other Expenses                                                           51,128
================================================================================
  TOTAL EXPENSES                                                     13,064,888
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser        (2,095,217)
  Fees and Expenses Paid Indirectly                                        (707)
================================================================================
    NET EXPENSES                                                     10,968,964
================================================================================
NET INVESTMENT INCOME                                                16,553,453
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (45,793,592)
Change in Net Appreciation/Depreciation of Investment Securities    (34,951,619)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (80,745,211)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (64,191,758)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BALANCED FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    11,563,440        $   18,818,249
Net Realized Loss                            (115,948,604)         (139,683,855)
Change in Net Appreciation/Depreciation        44,906,678           (31,166,727)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (59,478,486)         (152,032,333)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                          (4,506,597)           (4,989,827)
  Investor Class                               (6,060,708)          (13,983,728)
  Class A                                         (10,306)               (1,242)
  Class B                                          (7,524)                 (511)
  Class C                                          (3,968)              (24,293)
  Class K                                         (63,377)             (248,610)
================================================================================
TOTAL DISTRIBUTIONS                           (10,652,480)          (19,248,211)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          68,497,284           129,018,119
  Investor Class                              199,821,783           308,633,173
  Class A                                         455,606               128,640
  Class B                                         190,715                59,318
  Class C                                       6,934,087             8,474,793
  Class K                                       1,982,015            14,504,827
Reinvestment of Distributions
  Institutional Class                           4,506,597             4,989,827
  Investor Class                                5,972,502            13,828,226
  Class A                                           9,666                 1,242
  Class B                                           6,127                   511
  Class C                                           3,455                19,826
  Class K                                          63,378               248,610
================================================================================
                                              288,443,215           479,907,112
Amounts Paid for Repurchases of Shares
  Institutional Class                         (25,851,555)          (28,508,579)
  Investor Class                             (394,606,971)         (483,435,395)
  Class A                                        (210,703)                    0
  Class B                                          (2,096)                    0
  Class C                                      (8,047,522)          (11,537,947)
  Class K                                      (4,888,173)           (1,803,768)
================================================================================
                                             (433,607,020)         (525,285,689)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (145,163,805)          (45,378,577)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (215,294,771)         (216,659,121)
NET ASSETS
Beginning of Period                         1,026,390,547         1,243,049,668
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  (Loss) of $641,155 and ($26,898),
  respectively)                           $   811,095,776        $1,026,390,547
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
CORE EQUITY FUND

                                                         YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    24,807,474        $   44,815,277
Net Realized Loss                            (211,794,329)          (33,245,896)
Change in Net Appreciation/Depreciation      (136,219,795)         (511,535,308)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            (323,206,650)         (499,965,927)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (24,864,139)         (165,670,113)
  Class A                                         (52,765)               (2,047)
  Class B                                          (7,356)               (1,781)
  Class C                                               0              (359,720)
  Class K                                         (25,622)             (739,296)
================================================================================
TOTAL DISTRIBUTIONS                           (24,949,882)         (166,772,957)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                            1,296,519,272           603,172,593
  Class A                                       7,869,888               303,006
  Class B                                       1,058,736               262,620
  Class C                                       9,600,440            13,639,460
  Class K                                       8,695,901            29,970,996
Reinvestment of Distributions
  Investor Class                               22,900,224           154,372,395
  Class A                                          49,151                 1,436
  Class B                                           5,441                 1,309
  Class C                                               0               349,517
  Class K                                          25,622               739,271
================================================================================
                                            1,346,724,675           802,812,603
Amounts Paid for Repurchases of Shares
  Investor Class                           (1,642,243,200)       (1,028,601,609)
  Class A                                      (3,731,262)                  (46)
  Class B                                         (89,621)                    0
  Class C                                      (9,306,189)          (12,826,301)
  Class K                                     (10,996,919)           (1,534,657)
================================================================================
                                           (1,666,367,191)       (1,042,962,613)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (319,642,516)         (240,150,010)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (667,799,048)         (906,888,894)
NET ASSETS
Beginning of Period                         3,223,540,970         4,130,429,864
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($288,750) and ($146,342),
  respectively)                           $ 2,555,741,922        $3,223,540,970
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TOTAL RETURN FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    16,553,453        $   19,651,747
Net Realized Gain (Loss)                      (45,793,592)           40,509,373
Change in Net Appreciation/Depreciation       (34,951,619)         (129,974,628)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (64,191,758)          (69,813,508)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (42,820,938)          (55,124,752)
  Class A                                         (25,176)               (1,067)
  Class B                                         (21,711)                 (973)
  Class C                                         (20,992)              (17,443)
================================================================================
TOTAL DISTRIBUTIONS                           (42,888,817)          (55,144,235)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              196,083,892           312,906,719
  Class A                                       2,060,140                93,238
  Class B                                         495,653                91,181
  Class C                                       4,119,897             9,997,919
Reinvestment of Distributions
  Investor Class                               42,329,594            54,393,521
  Class A                                          22,066                 1,067
  Class B                                          15,749                   413
  Class C                                          20,775                17,443
================================================================================
                                              245,147,766           377,501,501
Amounts Paid for Repurchases of Shares
  Investor Class                             (400,808,650)         (624,755,474)
  Class A                                      (1,616,139)                    0
  Class B                                         (23,368)                    0
  Class C                                      (3,899,641)           (9,695,008)
================================================================================
                                             (406,347,798)         (634,450,482)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (161,200,032)         (256,948,981)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (268,280,607)         (381,906,724)
NET ASSETS
Beginning of Period                         1,080,970,476         1,462,877,200
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($23,154) and ($107,081), respectively) $   812,689,869        $1,080,970,476
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Balanced Fund, Core Equity Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to achieve a high total return on investments through growth and current income. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Total Return Fund's Class K shares were effective September 30, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended May 31, 2003, Balanced and Core Equity Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Total Return Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of U.S. Government agencies or instrumentalities may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended May 31, 2003, and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                        YEAR ENDED          YEAR ENDED     YEAR ENDED       YEAR ENDED           YEAR ENDED
                      MAY 31, 2003        MAY 31, 2003   MAY 31, 2003     MAY 31, 2002         MAY 31, 2002
                   ORDINARY INCOME   LONG-TERM CAPITAL     QUALIFYING  ORDINARY INCOME    LONG-TERM CAPITAL
FUND                 DISTRIBUTIONS  GAIN DISTRIBUTIONS     PERCENTAGE    DISTRIBUTIONS   GAIN DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Balanced Fund       $   10,652,480    $          0             57.99%     $ 19,248,211   $           0
Core Equity Fund        24,949,882               0             99.99%       44,706,262     122,066,695
Total Return Fund       23,578,246      19,310,571             48.13%       19,208,537      35,935,698

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting prinicples generally accepted in the United States.

The tax components of the Fund at May 31, 2003 include:

                                      COST OF      GROSS TAX      GROSS TAX          NET TAX
                              INVESTMENTS FOR     UNREALIZED     UNREALIZED     APPRECIATION
FUND                             TAX PURPOSES   APPRECIATION   DEPRECIATION   ON INVESTMENTS
--------------------------------------------------------------------------------------------
Balanced Fund                  $  751,920,751  $  64,047,494  $  27,600,987    $  36,446,507
Core Equity Fund                2,136,952,159    530,611,463    106,468,618      424,142,845
Total Return Fund                 822,453,903     89,100,523     74,258,883       14,841,640

                                                                ACCUMULATED    CUMULATIVE EFFECT
                                               UNDISTRIBUTED   CAPITAL LOSS             OF OTHER
FUND                                         ORDINARY INCOME     CARRYOVERS    TIMING DIFFERENCES
-------------------------------------------------------------------------------------------------
Balanced Fund                                     $  697,547  $(310,588,135)     $ (16,049,345)
Core Equity Fund                                     247,181   (240,170,249)        (3,554,435)
Total Return Fund                                    196,783    (48,378,800)          (239,862)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2010 and 2011.

To the extent future capital gains and income are offset by capital and currency loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital losses are:
Balanced Fund $15,992,953, Core Equity Fund $3,018,504 and Total Return Fund $23,290.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Core Equity Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund               0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Core Equity Fund            0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Total Return Fund              --      0.75%         --      0.65%         --      0.50%      0.45%      0.40%     0.375%      0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the distributor will change to AIM Distributors, Inc., an affiliate of IFG. For the year ended May 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,540,443    $   797   $ 1,290   $ 29,887  $ 44,231
Core Equity Fund                       6,417,074      8,414     4,898     81,386    94,082
Total Return Fund                      2,234,883      1,373     2,316      6,790        --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2003, for Class B were as follows:

                                                             DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                 AGGREGATE          UNREIMBURSED
                                                              UNREIMBURSED         EXPENSES AS %
                                     AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                  BY DISTRIBUTOR            UNDER PLAN              OF CLASS
--------------------------------------------------------------------------------------------------
Balanced Fund - Class B Plan                $  1,394              $  5,168            2.02%
Core Equity Fund - Class B Plan                5,683                33,641            2.66%
Total Return Fund - Class B Plan               2,552                12,037            2.11%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,482,411    $   892   $ 1,445  $  28,287  $ 42,740
Core Equity Fund                       6,246,126      9,676     5,727     80,264    91,180
Total Return Fund                      2,174,838      1,515     2,659      6,915        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $2,497,242 for Balanced Fund, $1,935,334 for Core Equity Fund and $3,535,279 for Total Return Fund, of which $764,686, $937,823 and $1,800,906, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $  690,836    $  2,305,641   $  1,058   $   660  $  22,286  $ 37,166
Core Equity Fund                      --       5,196,034      4,158     1,945     34,617   319,176
Total Return Fund                     --       3,868,389        739       714      6,950        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended May 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $        0    $    319,653   $  2,966   $ 3,523  $  20,720  $  5,723
Core Equity Fund                      --               0          0     2,300          0   130,653
Total Return Fund                     --       2,080,446      2,592     3,513      8,666        --

At May 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the years ended May 31, 2005 and 2006, are as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2005
Balanced Fund                 $       0     $          0   $      0   $     4  $   1,795  $      0
Core Equity Fund                     --                0          0         0          0         0
Total Return Fund                    --           25,734          0         1          0        --

YEAR ENDED MAY 31, 2006
Balanced Fund                 $       0     $    319,653   $  2,966   $ 3,519  $  18,925  $  5,723
Core Equity Fund                     --                0          0     2,300          0   130,653
Total Return Fund                    --        2,054,712      2,592     3,512      8,666        --

During the year ended May 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                $       0      $     22,888   $      0   $     0  $       0  $  2,519
Core Equity Fund                    --                 0          0       142          0    36,157
Total Return Fund                   --            42,386         49         0          0        --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                PURCHASES              SALES
-------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  587,041,076    $    641,523,064
Core Equity Fund                                                  864,586,087       1,056,606,424
Total Return Fund                                                 237,710,638         329,243,063

For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:


FUND                                                                PURCHASES              SALES
------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  152,841,011    $   187,287,690
Core Equity Fund                                                   11,404,824         11,591,849
Total Return Fund                                                 148,624,215        172,857,771

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended May 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION          PENSION
FUND                                                               EXPENSES        LIABILITY
--------------------------------------------------------------------------------------------
Balanced Fund                                                    $   31,006     $   36,275
Core Equity Fund                                                     92,034        327,640
Total Return Fund                                                    34,042        132,192

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended May 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   REALIZED
                                   PURCHASES                   SALES         GAIN (LOSS) ON
                      -------------------------------------------------------    INVESTMENT         VALUE AT
AFFILIATE                SHARES            COST       SHARES        PROCEEDS     SECURITIES        5/31/2003
-------------------------------------------------------------------------------------------------------------
BALANCED FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               15,010,274    $ 15,010,274   15,010,274    $ 15,010,274       $      0             --
CORE EQUITY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               50,088,819      50,088,819  128,688,282     128,688,282              0             --
TOTAL RETURN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               14,888,550      14,888,550   14,888,550      14,888,550              0             --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Total Return Fund $15,284 was received from INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended May 31, 2003, there were no such securities lending arrangements for Balanced and Core Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended May 31, 2003, Balanced and Total Return Funds borrowed cash at a weighted average rate ranging from 1.82% to 1.86% and interest expenses amounted to $1,456 and $4,049, respectively. During that same period, Balanced, Core Equity and Total Return Funds lent cash at a weighted average rate ranging from 1.49% to 2.01% and interest income amounted to $194, $101,513 and $229, respectively. At May 31, 2003 Core Equity Fund had lent to INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds at an interest rate of 1.55%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On June 2, 2003, INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds paid the borrowing back to Core Equity Fund in full including interest.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended May 31, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
Balanced Fund                      $        0     $      106     $      434     $        0
Core Equity Fund                            0          2,357          1,456              0
Total Return Fund                           0             68            600             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year ended May 31, 2003 and the year/period ended May 31, 2002 were as follows:

                                        BALANCED FUND                       CORE EQUITY FUND                     TOTAL RETURN FUND
                                      YEAR ENDED MAY 31                     YEAR ENDED MAY 31                    YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                  2003                2002               2003              2002                2003             2002
                                                   (Note 1)                             (Note 1)                            (Note 1)
Shares Sold
 Institutional Class         5,680,884           8,973,871                 --                --                  --              --
 Investor Class             16,284,641          21,274,949        134,487,016        49,562,641           9,129,088      12,363,324
 Class A                        37,589               9,197            811,049            25,586              97,195           3,811
 Class B                        15,990               4,186            109,624            22,265              23,446           3,742
 Class C                       567,151             580,104            977,548         1,126,894             195,554         404,057
 Class K                       161,720           1,006,617            900,319         2,553,975                  --              --
Shares Issued from
 Reinvestment of Distributions
   Institutional Class         368,173             354,117                 --                --                  --              --
   Investor Class              483,306             963,572          2,317,437        13,026,257           1,980,593       2,193,619
   Class A                         795                  90              5,018               124               1,053              44
   Class B                         509                  37                557               113                 754              17
   Class C                         280               1,369                  0            29,820               1,004             724
   Class K                       5,180              17,628              2,620            63,627                  --              --
====================================================================================================================================
                            23,606,218          33,185,737        139,611,188        66,411,302          11,428,687      14,969,338
Shares Repurchased
   Institutional Class      (2,147,935)         (1,992,029)                --                --                  --              --
   Investor Class          (32,252,465)        (33,417,240)      (169,909,141)      (84,345,529)        (18,683,127)    (24,729,012)
   Class A                     (17,859)                  0           (390,387)               (4)            (76,664)              0
   Class B                        (172)                  0             (9,405)                0              (1,218)              0
   Class C                    (657,617)           (801,596)          (962,681)       (1,065,563)           (184,935)       (392,568)
   Class K                    (406,441)           (126,023)        (1,199,935)         (130,138)                 --              --
====================================================================================================================================
                           (35,482,489)        (36,336,888)      (172,471,549)      (85,541,234)        (18,945,944)    (25,121,580)
NET DECREASE IN
  FUND SHARES              (11,876,271)         (3,151,151)       (32,860,361)      (19,129,932)         (7,517,257)    (10,152,242)
====================================================================================================================================

NOTE 10 --  SUBSEQUENT  EVENTS.  On June 9,  2003,  the Board of  Directors  for
Balanced Fund  ("Selling  Fund")  unanimously  approved an Agreement and Plan of
Reorganization (the "Plan") pursuant to which the Selling Fund, would transfer all of its assets and liabilities to Total Return Fund. The Plan is more fully described in a proxy statment to be presented for shareholder consideration on or around August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO Core Equity Fund, and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2003

FINANCIAL HIGHLIGHTS

BALANCED FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                         PERIOD
                                                                          ENDED
                                             YEAR ENDED MAY 31           MAY 31
--------------------------------------------------------------------------------
                                             2003         2002           2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period   $  13.64     $  15.93       $  17.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.21         0.29           0.35
Net Losses on Securities (Both Realized
  and Unrealized)                           (0.83)       (2.23)         (1.50)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.62)       (1.94)         (1.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.24         0.35(b)        0.66
================================================================================
Net Asset Value -- End of Period         $  12.78     $  13.64       $  15.93
================================================================================

TOTAL RETURN                                (4.52%)     (12.20%)      (6.59%)(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 261,560    $ 226,167       $ 147,041
Ratio of Expenses to Average Net
  Assets(d)(e)                               0.97%        0.96%         1.01%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                              1.61%        1.85%         2.16%(f)
Portfolio Turnover Rate                        94%          87%           67%(g)

(a)  From July 3, 2000, inception of Class, to May 31, 2001.

(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (annualized) and ratio of net investment income to average net assets would have 1.98% (annualized).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

BALANCED FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JULY 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   13.79    $   15.99     $   17.18    $   16.78    $   15.71     $   15.86
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.18         0.24          0.34         0.32         0.24          0.33
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (0.84)       (2.22)        (0.95)        0.92         1.73          1.50
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (0.66)       (1.98)        (0.61)        1.24         1.97          1.83
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.12         0.22(b)       0.58         0.84         0.90          1.98
==================================================================================================================================
Net Asset Value -- End of Period                     $   13.01    $   13.79     $   15.99    $   17.18    $   16.78     $   15.71
==================================================================================================================================

TOTAL RETURN                                             (4.78%)     (12.37%)       (3.65%)       7.47%       13.12%(c)     12.90%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  537,543   $  784,095    $ 1,087,540  $  644,957   $  324,838    $  216,624
Ratio of Expenses to Average Net Assets(d)(e)             1.26%        1.22%          1.07%       1.15%        1.21%(f)      1.22%
Ratio of Net Investment Income to
  Average Net Assets(e)                                   1.32%        1.63%          2.07%       1.98%        1.94%(f)      2.18%
Portfolio Turnover Rate                                     94%          87%            67%         89%         100%(c)       108%

(a)  From August 1, 1998 to May 31, 1999.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.31% and ratio of net investment income to average net assets would have been 1.27%.

(f)  Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
----------------------------------------------------------------------------------------------------------

                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  13.71     $  14.45            $  13.71   $  14.45
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.24         0.02                0.26       0.02
Net Losses on Securities (Both Realized and
  Unrealized)                                         (0.93)       (0.62)              (1.03)     (0.64)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.69)       (0.60)              (0.77)     (0.62)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.40         0.14                0.51       0.12
==========================================================================================================
Net Asset Value -- End of Period                   $  12.62     $  13.71            $  12.43   $  13.71
==========================================================================================================

TOTAL RETURN(b)                                      (4.88%)      (4.19%)(c)         (5.46%)    (4.28%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    376     $    127            $   255    $    58
Ratio of Expenses to Average Net Assets(d)(e)         1.34%        1.04%(f)           2.01%      1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.21%        1.56%(f)           0.55%      1.01%(f)
Portfolio Turnover Rate                                 94%          87%(g)             94%        87%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of each Class were  voluntarily  absorbed by IFG for the year ended May 31,  2003.  If such  expenses  had  not  been  voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% for Class A and 4.45% for Class B and ratio of net investment  income (loss) to average net assets  would have been 0.04% for Class A and (1.89%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  13.81     $  15.94      $  17.05       $  17.38
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.15         0.19          0.28           0.17
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.91)       (2.27)        (0.99)         (0.25)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.76)       (2.08)        (0.71)         (0.08)
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.02         0.05          0.40           0.25
==================================================================================================
Net Asset Value -- End of Period             $  13.03     $  13.81      $  15.94       $  17.05
==================================================================================================

TOTAL RETURN(b)                                (5.52%)     (13.08%)       (4.25%)       (0.46%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  2,878     $  4,296      $  8,468       $ 2,134
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.01%        2.00%         1.81%         1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.58%        0.89%         1.36%         1.57%(f)
Portfolio Turnover Rate                           94%          87%           67%           89%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years  ended  May 31,
     2003  and  2002.  If  such  expenses  had  not  been voluntarily  absorbed,  ratio of expenses to average net assets  would have been  2.74% and 2.07%,  respectively,  and ratio of net  investment income (loss) would have been (0.15%) and 0.82%, respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  13.64       $  15.96     $  17.36
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.08           0.17         0.13
Net Losses on Securities (Both Realized and Unrealized)   (0.76)         (2.16)       (1.39)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (0.68)         (1.99)       (1.26)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.08           0.33(b)      0.14
==============================================================================================
Net Asset Value -- End of Period                       $  12.88       $  13.64     $  15.96
==============================================================================================

TOTAL RETURN                                             (4.96%)       (12.55%)     (7.25%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $  8,483       $ 12,257     $     1
Ratio of Expenses to Average Net Assets(d)(e)             1.46%          1.39%       1.47%(f)
Ratio of Net Investment Income to Average Net
  Assets(e)                                               1.12%          1.26%       1.65%(f)
Portfolio Turnover Rate                                     94%            87%         67%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003 and the period ended May 31, 2001.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses  to average net assets would have been 1.52% and 3.09%  (annualized),  respectively,  and ratio of net investment income to average net assets would have been 1.06% and 0.03% (annualized), respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   11.60    $   13.91     $   15.45    $   15.85    $   16.18     $   15.31
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.10         0.16          0.22         0.24         0.30          0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.17)       (1.88)        (0.31)        1.05         1.19          2.54
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.07)       (1.72)        (0.09)        1.29         1.49          2.92
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.10         0.59          1.45         1.69         1.82          2.05
==================================================================================================================================
Net Asset Value -- End of Period                     $   10.43    $   11.60     $   13.91    $   15.45    $   15.85     $   16.18
==================================================================================================================================

TOTAL RETURN                                            (9.18%)     (12.42%)       (0.45%)       8.46%       10.31%(b)     20.55%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $2,518,441   $3,184,866    $4,120,025   $4,405,739   $4,845,036    $5,080,735
Ratio of Expenses to Average Net Assets(c)(d)             1.08%        1.02%         0.96%        0.93%        0.90%(e)     0.90%
Ratio of Net Investment Income to
  Average Net Assets(d)                                   0.99%        1.27%         1.47%        1.52%        2.10%(e)     2.35%
Portfolio Turnover Rate                                     36%          25%           36%          50%          47%(b)       58%

(a)  From July 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(d)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the period  ended  May 31,  1999 and the year  ended  June  30,  1998.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.91% (annualized) and 0.90%, respectively,  and ratio of net investment  income to average net assets would have been 2.09% (annualized) and 2.35%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  11.56     $  12.34            $  11.54   $  12.34
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                        0.15         0.01               (0.00)      0.01
Net Losses on Securities (Both Realized and
  Unrealized)                                         (1.21)       (0.71)              (1.17)     (0.73)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.06)       (0.70)              (1.17)     (0.72)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.15         0.08                0.10       0.08
==========================================================================================================
Net Asset Value -- End of Period                   $  10.35     $  11.56            $  10.27   $  11.54
==========================================================================================================

TOTAL RETURN(d)                                      (9.09%)      (5.67%)(e)         (10.11%)    (5.83%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $  4,674     $    297            $  1,264   $    258
Ratio of Expenses to Average Net Assets(f)(g)         1.23%        0.99%(h)            2.16%      1.62%(h)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(g)                                       0.92%        1.41%(h)           (0.05%)     0.84%(h)
Portfolio Turnover Rate                                 36%          25%(i)              36%        25%(i)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the year ended May 31,
     2003.

(c)  Net Investment  Loss for Class B aggregated  less than $0.01 on a per share basis for the year ended
     May 31, 2003.

(d)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Advisor,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of Class B were  voluntarily  absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.57% and ratio of net investment loss to average net assets would have been (0.46%).

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  11.51     $  13.77      $  15.32       $  14.55
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.01)        0.05          0.18           0.12
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.16)       (1.86)        (0.38)          0.84
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.17)       (1.81)        (0.20)          0.96
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00         0.45          1.35           0.19
==================================================================================================
Net Asset Value -- End of Period             $  10.34     $  11.51      $  13.77       $  15.32
==================================================================================================

TOTAL RETURN(b)                               (10.17%)     (13.17%)       (1.22%)         6.66%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  8,912     $  9,747      $ 10,404       $  1,388
Ratio of Expenses to Average Net Assets(d)      2.20%        1.90%         1.73%          1.67%(e)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           (0.12%)       0.40%         0.75%          0.94%(e)
Portfolio Turnover Rate                           36%          25%           36%            50%(f)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total Expenses of the Class,  which is before any expense offset arrangements
     (which may include custodian fees).

(e)  Annualized

(f)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  11.41       $  13.84     $  14.38
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                               0.01           0.20        (0.05)
Net Losses on Securities (Both Realized and Unrealized)   (1.16)         (1.98)       (0.48)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.15)         (1.78)       (0.53)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.01           0.65         0.01
==============================================================================================
Net Asset Value -- End of Period                       $  10.25       $  11.41     $  13.84
==============================================================================================

TOTAL RETURN                                            (10.07%)       (12.91%)      (3.68%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 22,450       $ 28,372     $      1
Ratio of Expenses to Average Net Assets(d)(e)             1.98%          1.18%        3.00%(f)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(e)                                           0.08%          1.08%       (0.71%)(f)
Portfolio Turnover Rate                                     36%            25%          36%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  The per share information was computed based on average shares for the year ended May 31,
     2003.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.
     If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.63% and ratio of net investment loss to average net assets would have been
     (0.57%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31      AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   24.28    $   26.75     $   27.74    $   32.37    $   28.16     $   27.77
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.40         0.39          0.55         0.81         0.60          0.83
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.63)       (1.74)        (0.29)       (3.47)        5.03          0.87
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.23)       (1.35)         0.26        (2.66)        5.63          1.70
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          1.09         1.12          1.25         1.97         1.42          1.31
==================================================================================================================================
Net Asset Value -- End of Period                     $   21.96    $   24.28     $   26.75    $   27.74    $   32.37     $   28.16
==================================================================================================================================

TOTAL RETURN                                            (4.85%)      (5.13%)        1.08%       (8.29%)      20.27%(b)       6.02%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $810,787     $1,080,197    $1,462,543   $2,326,899   $3,418,746    $2,561,016
Ratio of Expenses to Average Net Assets(c)(d)           1.26%          1.49%         1.27%        1.00%       0.83%(e)       0.79%
Ratio of Net Investment Income to
  Average Net Assets(d)                                 1.90%          1.57%         1.98%        2.60%       2.61%(e)       2.82%
Portfolio Turnover Rate                                   45%            54%           76%          49%          7%(b)         17%

(a)  From September 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown,  and  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian, distribution and transfer agent fees).

(d)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003, the period ended May 31, 1999 and the year ended August 31,  1998.  If such  expenses  had not be  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.50%,  0.84%  (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.66%, 2.60% (annualized) and 2.81%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND-- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  24.08     $  25.28            $  24.08   $  25.28
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.63         0.03                0.54       0.02
Net Losses on Securities (Both Realized
  and Unrealized)                                     (1.89)       (0.95)              (1.94)     (0.96)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.26)       (0.92)              (1.40)     (0.94)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       1.35         0.28                1.37       0.26
==========================================================================================================
Net Asset Value -- End of Period                   $  21.47     $  24.08            $  21.31   $  24.08
==========================================================================================================

TOTAL RETURN(b)                                      (4.99%)      (3.64%)(c)          (5.54%)   (3.76%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    546     $    93             $   570    $    91
Ratio of Expenses to Average Net Assets(d)(e)         1.34%       1.18%(f)             2.01%      1.86%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.76%       2.11%(f)             1.13%      1.27%(f)
Portfolio Turnover Rate                                 45%         54%(g)               45%        54%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses of each Class were absorbed by IFG for the year ended May 31, 2003.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 1.94% for Class A and 3.33% for Class B and ratio of net investment income (loss) to average net assets would have been 1.16% for Class A and (0.19%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  23.60     $  26.07      $  27.30       $  26.71
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.12         0.05          0.43           0.29
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.54)       (1.71)        (0.94)          0.87
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.42)       (1.66)        (0.51)          1.16
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.71         0.81          0.72           0.57
==================================================================================================
Net Asset Value -- End of Period             $  21.47     $  23.60      $  26.07       $  27.30
==================================================================================================

TOTAL RETURN(b)                                (5.91%)      (6.44%)       (1.78%)         4.40%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   787      $   591       $    334       $     10
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.24%        2.59%         2.30%          2.94%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.89%        0.46%         0.84%          1.46%(f)
Portfolio Turnover Rate                           45%          54%           76%            49%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 3.49%, and ratio of net investment loss to average net assets would have been (0.36%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and  Interested Directors.  Their affiliations represent their principal occupations.
                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       48
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado     (Since 2003)               Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     48
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     48
34 Seawatch Drive                                    Emeritus and Chairman and
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      48
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       48
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              48              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California Coastal Properties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       48
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       48             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    48
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     48              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 52                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         40              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

For dividends paid during the fiscal year ended May 31, 2003, the Funds designate qualified dividend income to the maximum extent allowable.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-959-4246
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

Effective 7/1/03 A I M Distributors, Inc.,(SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100, Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AAW    900471   6/03

ITEM 2.  CODE OF ETHICS


             INVESCO FUNDS GROUP, INC. & INVESCO DISTRIBUTORS, INC.
                      CODE OF ETHICS AND BUSINESS POLICIES
                                REVISED JULY 2002

                                  INTRODUCTION
                                  ------------

INVESCO's code of ethics and business policies adhere strictly to sound investment principles and practices and to the highest of ethical standards. Our policies are intended to ensure full conformity to the rules and regulations of our regulatory organizations.

The responsibility for following the policies and procedures rests with you, the employee. While INVESCO has a variety of procedures to oversee compliance, a conscientious, professional, and ethical attitude on your part will ensure that we fulfill the rules, regulations and business customs of our industry.

Every attempt has been made to cover all requirements, however, your good judgment is required for the success of INVESCO's compliance program. You should be familiar with the procedures and policies in this manual.

Occasionally, questions may arise which cannot be answered through this manual. In this instance, questions should be directed to the Legal & Compliance department.

Disciplinary sanctions such as suspension, with or without pay, or termination of employment may be imposed against any person who fails to adhere to the policies and procedures set forth in this manual.

On an annual basis, each INVESCO officer, director, and employee will be required to provide a written certification that he or she has read and understands the policies in the manual, recognizing that he or she is subject to the policies. In addition, on an annual basis each INVESCO officer, director, and employee will be required to certify in writing the disclosure of all personal securities transactions and reportable accounts.

     Questions regarding the contents of this manual should be directed to:

         Stephanie Barres, Director Broker Dealer Compliance, ext. 6475

               Jim Lummanick, Chief Compliance Officer, ext. 6526

                                 CODE OF ETHICS
                                 --------------

As members of an organization serving the public, all employees are guided in their actions by the highest ethical and professional standards.

1.   The  general  conduct  of all  employees  must  at all  times  reflect  the professional nature of the business we are in. INVESCO employees are judicious, accurate, objective and reasonable in dealing with both clients and other parties. The personal integrity of all employees must be beyond the slightest shadow of a doubt.
2. All INVESCO personnel must act within the spirit and the letter of all federal, state, and local laws and regulations pertaining to the securities business.
3. At all times, the interest of the client has precedence over any personal interest.
4. All officers, directors and employees shall obtain prior written approval before placing a securities transaction (as listed in the following INVESCO policies).
5. INVESCO personnel will not accept compensation of any sort for services, from any outside source without the permission of the CEO or their representative.
6. When personal interests conflict with the interests of INVESCO and its clients, the employee will report the conflict to the Legal & Compliance department for resolution.
7. Recommendations and actions of INVESCO are confidential and private matters between INVESCO and its clients. It is INVESCO's policy to prohibit, prior to general public release, the transmission, distribution or communication of any information regarding securities transaction of client accounts except to broker/dealers in the ordinary course of business.
8. No information obtained during the course of employment regarding particular securities (including reports and recommendations of INVESCO) may be transmitted, distributed, or communicated to anyone who is not affiliated with INVESCO. In addition, an employee in possession of this information may not use this information for their own personal gain.
9. The policies and guidelines set forth in this Code of Ethics must be strictly adhered to by all INVESCO employees. Severe disciplinary actions, including dismissal, may be imposed for violations of this Code, including the guidelines that follow.

                                FIDUCIARY CONDUCT
                                -----------------

The following principles will assist us as INVESCO and AMVESCAP employees in governing our conduct as fiduciaries:

1. AMVESCAP seeks to maintain the same high fiduciary standards throughout the world, even though those standards may not be legally required, or even recognized, in some countries.

2. Clients must be provided with timely and accurate information regarding their accounts.

3. Processes have been established for the proper maintenance, control and protection of client assets. Fiduciary assets must be segregated from AMVESCAP assets and property.

4. Fiduciary duties are delegated only when the client consents, and where permitted by applicable law. Reasonable care, skill and caution must be exercised in selection of agents and the review of their performance.

5. INVESCO and AMVESCAP are each responsible for making investment decisions on behalf of clients which conform to the prospectus, contract , or other controlling document.

6. INVESCO and all employees should seek open and responsive relationships with the various industry regulators.

                    GUIDELINES FOR AVOIDING PROHIBITED ACTS
                    ---------------------------------------

INVESCO employees are prohibited from the following ("Prohibited Acts"):

1. Soliciting or recommending purchases, sales or reinvestment in securities not in accordance with the client's investment objectives and guidelines.
2. Attempting to use their influence to cause any client account to purchase, sell or retain any securities for the purpose of seeking any form of personal gain.
3. Warranting the value or price of any security or guaranteeing its future performance.
4. Promising or representing that an issuer of securities will meet its obligations or will fulfill its investment or business objectives in the future.
5. Agreeing to protect a client against loss by repurchasing a security at some future time.
6.   Owning or taking title to any funds or assets of a client.
7. Maintaining a joint brokerage or bank account with any client; sharing any benefit, profit or loss resulting from securities transactions with any client; or entering into any business transaction with any client.
8. Borrowing money or securities from any client, regardless of the relationship between the client and INVESCO representative.
9. Owning, operating, managing or otherwise engaging in or being employed by any outside business activity on either a full-time or part-time basis without the prior written approval of the President or CEO or their representative.
10. Violating or failing to abide by INVESCO's policy designed to detect and prevent insider trading, and INVESCO policy regarding buying and selling AMVESCAP shares or ADRs.
11. Entering orders in any account for which there is no client. Any employee who becomes aware of any conduct which might violate the Prohibited Acts listed above, any laws or regulations, or improper or unauthorized actions, should report such conduct to their supervisor. Any questions about the conduct required by INVESCO should be directed to the Legal & Compliance department.

                               NEED-TO-KNOW POLICY
                               -------------------

  THIS POLICY IS TO BE READ IN CONJUNCTION WITH THE INVESCO PERSONAL SECURITIES
                               TRADING POLICIES.

In conjunction with the policies regarding insider trading and material information, INVESCO maintains a Need-to-Know Policy. This policy has been adopted to prevent even the appearance of impropriety.

As INVESCO diversifies its products and services, we must be aware that potential conflicts may arise. For instance, in the normal course of business with a retirement plan, INVESCO may receive confidential information about the plan's company (such as imminent lay-offs, poor earnings, etc.) that may be material to a portfolio manager holding the stock and trying to determine to buy or sell the securities.

In consideration of our professional responsibilities, and under law, INVESCO must not use nonpublic information improperly to benefit INVESCO, a client, or an individual. INVESCO personnel should always make every effort to avoid even the appearance of misusing nonpublic information.

In light of this, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a "need to know." This policy, also know as a "Fire Wall," is designed to keep the information confidential. While there may be times in which trading or other activities must be restricted, reliance on a successful operating Fire Wall allows INVESCO to minimize such restrictions. The Fire Wall permits INVESCO personnel in non-affected areas to continue to engage in activities involving a particular company's securities.

Under the Fire Wall policy, those on the "informed" side of the wall have a special duty to ensure that appropriate standards or confidentiality are maintained. For those on the "uninformed" side of the wall, a corresponding duty exists. All INVESCO personnel are prohibited from making any effort to obtain nonpublic information that may be in the possession of other parts of the organization. Again, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a need to know.

When material information is communicated, whether to other personnel or to those outside the organization, the second person is then "brought over the wall" and is then prohibited from effecting transactions in the concerned company securities until the information is made public. Therefore, extreme care should be taken to ensure that they are not put in a position of nonpublic information about other transactions that might prejudice or inhibit the appropriate performance of their other functions in their normal area of operation.

Any questions as to whether a piece of information is material or should not be communicated should be directed to the Legal & Compliance department of INVESCO.

                              ANTI-MONEY LAUNDERING
                              ---------------------

The attempted use of financial institutions and instruments to launder money is a significant problem that has resulted in the passage of strict laws in many countries. Money laundering attempts to disguise money derived from illegal activity including drug trafficking, terrorism, organized crime, fraud, and many other crimes. Money launderers go to great lengths to hide the sources of their funds. Among the most common stratagems are placing cash in legitimate financial institutions (such as mutual funds), layering between numerous financial institutions, and integrating the laundered proceeds back into the economy as apparently legitimate funds.

INVESCO maintains strict policies regarding this matter. Such policies are outlined in the Supervisory Procedures Manual and should be reviewed for compliance with such procedures. The manual may be obtained through the Legal & Compliance Department.

                                   AML Policy
                                   ----------

                                   ANTI-TRUST
                                   ----------

The laws of many countries are designed to protect consumers from illegal competitive actions such as price fixing and dividing markets. It is AMVESCAP's policy and practice to compete based on the merits of our products and services. We do not fix or control prices with competitors, divide up territories or markets, limit the production or sale of products, boycott certain suppliers or customers, unfairly control or restrict trade in any way, restrict a competitor's marketing practices, or disparage a competitor. We should never discuss products, pricing or markets with competitors with the intent to fix prices or divide markets.

                          INTERNATIONAL TRADE CONTROLS
                          ----------------------------

From time to time, various countries may impose restrictions upon the ability of businesses in their jurisdiction to engage in commerce with designated individuals, countries or companies. These laws are commonly referred to as boycotts or trade embargoes.

Similarly, many countries contribute the names of criminal or terrorist organizations or individuals to a common database and require financial institutions to screen customer lists against the database as part of their "Know Your Customer" obligations. We must be aware of and, where appropriate, adhere to any such restrictions.

                              GIFTS AND GRATUITIES
                              --------------------

This policy is in compliance with the National Association of Securities Dealers Regulation, Inc. (NASDR) Conduct Rule 3060 (a), which states:

No officer, director, or employee of INVESCO shall directly or indirectly accept in any one-year gifts, gratuities or favors in excess of $100 per individual per year from any one broker/dealer without the prior written approval of the Legal & Compliance Department.

In connection with the retail sale or distribution of shares of the INVESCO Funds products (retail, variable, etc.), no officer director, or employee covered by this policy may offer or pay to any broker/dealer anything of material value over $50, and no broker/dealer may solicit or accept anything of material value (over $50). See NASDR Conduct Rules 2820 & 2830.

Gifts or gratuities of any amount to any fiduciary of an existing or prospective ERISA account, or any associated person thereof, should be pre-approved in writing by the Legal & Compliance Department. The U.S. Department of Labor (DOL) has specific regulations regarding this issue which may necessitate a review for individual clients.

Lavish or frequent  entertainment may be considered a gift.

NASDR Rules require that the receipt of a gift or the giving of a gift must be documented. Recordkeeping for gifts received is maintained in the Legal & Compliance Department. Recordkeeping for National and Institutional Sales is maintained by the administrative group of that area and is to be available to regulators or Compliance upon request.

To report a gift, complete the GIFT REPORTING FORM and forward to Stephanie Barres, Mail Stop 50-101.

                          ACTIVITIES OUTSIDE OF INVESCO
                          -----------------------------

If you wish to accept a position with a corporation (public or private), charitable organization, foundation or similar group, you should seek prior approval. Submit a memorandum, detailing the proposed activity to your supervisor, the President or Chief Executive Officer and to the General Counsel. Please use the OUTSIDE ACTIVITIES FORM to report your proposed employment.

The memorandum should state the compensation or benefits, direct or indirect, that you will receive from your participation and the nature of the time commitment involved. These types of requests will be treated on a case-by-case basis with the interests of INVESCO and its clients being paramount.

                      PARTICIPATING IN A BOARD OF DIRECTORS
                      -------------------------------------

Employees may be asked to serve on the Board of Directors of another company, whether for profit or not-for-profit, charitable foundations, etc. Approval for such a position must be obtained.

If authorization to serve on the board of directors of a company is granted, the INVESCO officer, director or employee serving as a director shall refrain from any direct or indirect involvement in the consideration for purchase or sale and in the purchase or sale by any INVESCO client. For example, securities of the company of which the INVESCO officer, director or employee serves as a director, or any securities of an affiliate of such company, should not be purchased for INVESCO clients.

As an outside board member or officer, an employee may come into possession of material non-public information about the outside company, or other public companies. It is critical that a proper information barrier be in place between AMVESCAP business units and the outside organization, and that the employee does not communicate such information to other AMVESCAP employees or business units in violation of any such information barrier.

                                   GUIDELINES
                                   ----------

There is no absolute prohibition on an INVESCO employee participating in outside activities. As a practical matter, however, there may be circumstances in which it would not be in INVESCO's best interest to allow employees to participate in outside activities. The first consideration must be whether the activity will take so much of the employee's time that it will affect his or her performance. As important, however, is whether the activity will subject the employee to conflicts of interest that will reflect poorly on both him or her and INVESCO.

Our business is such that we must adhere strictly to the highest ethical standards and strive to avoid even the appearance of impropriety and conflict. It is impossible to anticipate every conflict that may arise, but activities should be limited to those that have the least probability of creating them. For example, serving on the board of a publicly traded company has clear potential for conflict, while serving on the board of a charitable organization generally does not normally pose a conflict.

Another consideration is that under the law, INVESCO and its employees must not use non-public material information improperly to benefit themselves or INVESCO's clients. It is conceivable, for example, that as an advisory board member, you may receive material non-public information about certain public companies. If this occurs, you would be prohibited from effecting transactions (either for your account or client accounts) until the information either is made available to the public or ceases to be material. You would also be required to keep the information confidential and, pursuant to our Code of Ethics and Insider Trading Policies, avoid using the information to effect trades.

Additionally, even if you are positive that you do not have any "insider information," unforeseen market events may make it look as if you did -- e.g., you sell securities of a company that subsequently reports an adverse event
(e.g., loss of a major customer, departure of key employees, etc.). It is virtually impossible to prove a negative -- that you didn't know about the event -- and it may make it difficult to win any lawsuit that is brought or to mitigate any resulting adverse publicity.

                              BUSINESS CARD POLICY
                              --------------------

It is the policy of INVESCO, that the business cards of the officers and employees of INVESCO be accurate, clear, and not misleading to the recipient. The SEC and NASDR categorize business cards as advertising material, and thus apply all general marketing rules to business cards. Accordingly, when developing and disseminating business cards, certain guidelines should be followed. Also, as with all advertising and marketing materials, approval should be obtained from the Legal & Compliance department.

Standard INVESCO business cards prepared by the Marketing Communications group meet all the necessary requirements. INVESCO Funds employees should only use business cards ordered from the Communications group.

All  business  cards  and  stationary  must  list  the  appropriate   Office  of
Supervisory Jurisdiction (OSJ) as registered with the NASD.

               ANTI-BRIBERY AND DEALINGS WITH GOVERNMENT OFFICIALS
               ---------------------------------------------------

Many of the countries in which AMVESCAP conducts its business prohibit the improper influencing of governmental officials by the payment of bribes, gifts, political contributions, lavish hospitality or by other means. Our policy requires adherence to those restrictions.

In general, all travel and entertainment we provide to governmental officials must be pre-approved within the appropriate AMVESCAP business unit. If approved, a written confirmation that such expenses do not violate local law must be obtained from an appropriate third party (e.g., the business unit's legal counsel or the government official's supervisor).

Gifts, other than those of nominal value, may not be given to or accepted from such officials. These prohibitions extend to any consultants or agents we may retain on behalf of AMVESCAP.

                EMPLOYEE POLITICAL AND CHARITABLE CONTRIBUTIONS
                -----------------------------------------------

INVESCO realizes, as active members of the community and involved citizens, its employees often participate in political and charitable projects and activities that may include donations and contributions by employees to political candidates or charitable organizations.

Although INVESCO encourages civic and community involvement by its employees, INVESCO desires to avoid any situation that raises a conflict of interest or that creates an appearance of impropriety in the context of INVESCO's business relationships. Specifically, this policy prohibits employees from making political or charitable contributions when the solicitation or request for such contributions implies that continued or future business with INVESCO depends on making such a contribution. Similarly, no contribution should be made that creates the appearance that INVESCO stands to benefit from a business relationship because of an employee's contribution.

We may not, under any circumstances, use Company funds to make political contributions without prior approval, nor may we represent our personal political views as being those of the Company.

                             CAMPAIGN CONTRIBUTIONS
                             ----------------------

Both federal and state campaign finance laws include limits on political contributions that employees may make. Under federal law, the maximum amount an individual may contribute to a political candidate is $1,000 per election. The limits imposed by state law vary.

All contributions made by employees must be entirely voluntary and should only be in an amount that is determined by the employee. Additionally, the contribution should be unlikely to influence the candidate's judgment regarding any continued or future business with INVESCO. No contributions should be made that create the appearance of any of the conflicts discussed. In no case may any contribution exceed the applicable federal or state limitations.

If an employee is unsure if a particular political contribution would be in compliance with this policy, they should consult the Legal & Compliance department.

                         CONTRACT RECORDKEEPING & REVIEW
                         -------------------------------

INVESCO requires that all contractual relationships entered into with unaffiliated entities be in writing, reviewed and approved by the Legal and Compliance Department, and fully executed by all parties. In addition, INVESCO monitors all current contracts for amendment to reflect changed circumstances, tracks the expiration date for timely renewal if necessary, superceding events, and other activities that could affect the contractual relationship.

INVESCO's Legal and Compliance Department has instituted procedures to ensure that these minimum requirements are fully met. All contracts should be submitted to the Legal & Compliance Department for review prior to signing the contract.

All signed original agreements entered into on behalf of INVESCO should be sent to the Legal & Compliance department for inclusion in the contract database and for disaster recovery purposes.

Only officers (Assistant Vice President, Vice President, and Senior Vice President) of INVESCO Funds Group, Inc., and of INVESCO Distributors, Inc., may sign contracts on behalf of INVESCO. Contact your department head to determine the appropriate officer to sign a contract.

                             PERFORMANCE DATA SOURCE
                             -----------------------

Mutual fund performance calculations provide a way to measure whether a mutual fund's investments are providing a profit to its shareholders. Performance measurement also offers a common basis for investors to compare one mutual fund against another mutual fund. To provide information that accurately reflects the financial status of a fund, the SEC and other industry organizations and accounting authorities specify various methods of computing mutual fund "performance." These methods include "total return" and "average annual return," among others.

In addition, the SEC and the NASD specify very strictly not only the performance calculation methods, but the way in which those calculations must be presented in prospectuses, advertising and sales literature, and indeed, in every communication of mutual fund "performance" to the public.

The SEC and other regulators impose penalties for violation of the various regulations relating to calculation and use of performance numbers. To ensure total compliance, INVESCO must strictly control the source and use of its mutual funds' performance statistics. The Financial Reports area of the INVESCO Portfolio Accounting Department is the sole source of INVESCO Mutual Fund performance calculations. Reference may be made to invescofunds.com website total return performance displays, as the Financial Reports department reviews this information on a daily and monthly basis.

ONLY FINANCIAL REPORTS' PERFORMANCE CALCULATIONS MAY BE USED OR REFERENCED BY ANY EMPLOYEE, CLIENT REPRESENTATIVE, OR OTHER PERSON IN ANY CAPACITY PURPORTING TO SPEAK ON BEHALF OF THE INVESCO MUTUAL FUNDS.

                                   COMPLAINTS
                                   ----------

The complaint process is governed by both the SEC and NASD. If a complaint is received in an official letter from the SEC, NASD, State or other regulatory organization, immediately send all original paperwork to Director of Broker Dealer Compliance in Legal & Compliance Department.

Complaints from shareholders are addressed through the Transfer Agency as outlined in INVESCO's Supervisory Procedures Manual.

Complaints regarding non-shareholder matters (for example, complaints regarding separately-managed accounts) are generally resolved by the Investment Division and/or Institutional Sales. The Legal & Compliance Department should be advised of the existence of such complaints and the ultimate resolution.

Employee's should ensure that all complaints are addressed in a timely fashion. Contact Legal and Compliance with questions regarding such items.

                         COMMUNICATIONS WITH REGULATORS
                         ------------------------------

It is the policy of INVESCO to cooperate fully with regulatory agencies. Most inquiries from regulators are of a routine nature. At the same time, however, even a casual inquiry from a regulatory agency may develop into a non-routine matter. This most often occurs due to misunderstandings over the information that the regulator is seeking, or statements made by people without a full knowledge of the facts. Moreover, even routine regulatory requests often involve interview with employees and production of records, which can be time-consuming. Finally, there have been instances in which persons have attempted to obtain confidential information by impersonating regulators. While such misrepresentation is blatantly illegal, it has occurred.

Our principal regulators - the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers, Inc. (NASD) - are aware of the issues that their requests can raise. For that reason, the SEC, NASD and other regulators generally initiate their contacts with INVESCO through the Legal and Compliance Department. That way, the Legal and Compliance Department can ascertain quickly the scope of the inquiry and arrange to provide any information sought in a manner that is most efficient for the regulator and least disruptive to our business operations.

For these reasons, any contact by a regulatory agency must be referred immediately to the Chief Compliance Officer, Assistant General Counsel or
General Counsel. If the initial contact is made by telephone, simply and politely advise the caller that it is INVESCO's policy to direct any regulatory inquiry to the Legal and Compliance Department, and then transfer the call.

                        PENDING OR THREATENED LITIGATION
                        --------------------------------

INVESCO continuously strives to meet and exceed the highest standards in the conduct of its own business, and expects no less of the companies and personnel with which it has legal, commercial and investment relationships. However, the possibility always exists that INVESCO may become involved in litigation, either in its own respect or as a result of its advisory or other status with respect to the INVESCO Mutual Funds and its other investment accounts.

In virtually all instances, INVESCO receives formal notice of litigation by what is called "service of process." This is often done by hand delivery of the legal complaint and accompanying documents to the INVESCO offices, and, occasionally, by mail. When process is presented for service upon INVESCO Funds Group, INVESCO Distributors, Inc., the INVESCO Mutual Funds or other INVESCO affiliated entity, the INVESCO public receptionist is directed to call the INVESCO Legal & Compliance Department, which shall notify and direct an appropriate Company officer to accept such service on behalf of INVESCO. The INVESCO public receptionist and INVESCO mailroom are directed to forward to the INVESCO Legal & Compliance Department all litigation materials received via hand delivery, U.S. Postal Service, or any other delivery service.

INVESCO's General Counsel is responsible for all matters involving litigation initiated by or filed against INVESCO, although the General Counsel may delegate to selected Legal and Compliance Department staff such matters as the General Counsel deems appropriate and necessary. The General Counsel (or designee) shall coordinate with INVESCO's Company Affairs (Public Relations) department preparation and release of all litigation-related communications directed to the public. INVESCO's General Counsel reports on all pending, threatened or existing litigation to the executive management of INVESCO on a periodic basis, and as events develop, and shall proceed in litigation matters as the executive management of INVESCO may direct.

                  Corporate Information Systems Security Policy
                  ---------------------------------------------

This policy is an addendum to the IFG and IDI Code of Ethics and Business Policies Manual. All employees are responsible for the compliance with the Corporate Information Systems Security Policy.

Questions regarding this policy should be addressed with each employees department manager and then with their department's IT liaison.


                  INVESCO PERSONAL SECURITIES TRADING POLICIES

             (Substantially identical to the policies applicable to
                         all AMVESCAP entities Globally)

                       I. CORE PRINCIPLES (ALL EMPLOYEES)

     A. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

     B.   Employees are prohibited from misusing "inside information".

     C. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

     D. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

     E. Subject to certain exceptions set forth in these Policies employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Policies.

             II. PROHIBITION AGAINST INSIDER TRADING (ALL EMPLOYEES)

     A. TERMS AND DEFINITIONS - As used in this Section II, certain key terms have the following meanings:

          1. "INSIDER" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company which is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

          2. "INSIDER TRADING" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

          3. "MATERIAL INFORMATION" (U.S. terminology) and "Market or Price Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities.
               Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

          4. "NON-PUBLIC INFORMATION" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     B. GENERAL PROHIBITION - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

     C. REPORTING OBLIGATION - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Legal & Compliance department, which will review the matter and provide further instructions as to the appropriate handling of the information.

           III. POLICIES AND PROCEDURES GOVERNING PERSONAL SECURITIES
                             TRANSACTIONS GENERALLY

     A.   COVERED  PERSONS  - The  policies  and  procedures  set  forth in this
          Section III apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies") who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the relevant management committee of an operating division of AMVESCAP or its designee ("Relevant Management Committee").

     B. EXEMPT PERSONS - An "Exempt Person" must meet all of the following criteria:

               1. Work in a position which is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

               2. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that would provide access to portfolio information;

               3. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Legal & Compliance department who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person".

                    NOTE: Each exempt person's status will be reviewed periodically by the Legal & Compliance Department. If any one of the above requirements is not met, the employee will immediately be considered to be a covered person.

     C. GENERAL POLICY

               1. Covered Persons may not engage in personal securities transactions that create an actual or potential conflict of interest with client trading activity. Thus Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transact

               2. For purposes of this Section III the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account", defined as any account: (a) in which a Covered Person has a direct or indirect financial interest; or (b) over which such Covered Person has direct or indirect control over the purchase or sale of securities. Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate.

     D.   PRE-CLEARANCE REQUIREMENTS

               1.   General Requirement:

               a. A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Legal & Compliance department following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination shall not be made, and pre-clearance shall not be given, if there has been a client account transaction in the same security within seven (7) calendar days of the proposed personal securities transaction (the "7-Day Rule").

               b. Subject to oversight by the Relevant Management Committee, the Legal & Compliance department has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               c. The pre-clearance requirements and procedures set forth in this paragraph D apply to personal securities transactions in any security that is not the subject of an exception set forth in paragraph F below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               d. In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Legal & Compliance department will determine whether to pre-clear the transaction by matching the personal securities transaction against client account activity in both the option and the underlying security.

               e. It shall be the responsibility of the Legal & Compliance department following pre-clearance of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity and, if so, whether any additional action (such as disgorgement of profits) is warranted.

          2. PRE-CLEARANCE PROCEDURES - The Legal & Compliance Department shall be responsible for setting appropriate procedures (and documentation) to carry out the pre-clearance requirements set forth in this paragraph D. These procedures shall include the following:

          a. A Covered Person must complete and submit to the Legal & Compliance department a pre-clearance request form setting forth details of each proposed personal securities transaction;

          b. The Legal & Compliance department will review the form and notify the covered person whether the request is authorized or denied (as time-stamped on the form).

               1.   Investment  Division  personnel  should seek final  approval
                    from  the  Chief  Investment   Officer;   and  Trading  Desk
                    personnel should seek approval from the Head Trader.

          c. The Covered Person is permitted to trade WITHIN ONE TRADING DAY following the date of approval. If the trade is not executed during the time period a new pre-clearance request form must be submitted.

          3.   DE MINIMIS EXEMPTION

               A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-US. currency equivalent) in market capitalization shall not be subject to the 7-Day Rule or other provisions of sub-paragraph D.1, provided that:

               (a) Any pre-clearance approval given for such transaction shall be valid for ten (10) calendar days only; and

               (b) The de minimis exemption may be used once every thirty (30) days for a specific security.

     E.   REPORTING REQUIREMENTS

          1. INITIAL REPORTS BY COVERED PERSONS - Within 10 days of commencement of employment each Covered Person must provide to the Legal & Compliance department a complete list of all of his or her Covered Accounts, including individual securities held within those accounts or in certificate form.
          2. REPORTS OF TRADE CONFIRMATIONS - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person engaging in the transaction must submit or ensure their broker mails a duplicate copy of the broker-dealer confirmation for such transaction to the Legal & Compliance department. (Note:
               The duplicate confirmation must be generated by the broker-dealer and mailed directly to the legal/compliance department. Employee delivered Photostat copies are not acceptable unless requested by the Legal & Compliance department.)

          3. ANNUAL UPDATE AND CERTIFICATION - No later that February 1 of each year, each Covered Person must file with the legal/compliance department an annual account statement that lists, as of December 31 of each prior year, all Covered Accounts of such Covered Person and all securities holdings of such Covered Accounts. Annually, each Covered Person must execute and provide his/her legal/compliance department with a certificate of compliance with these Policies and any other personal trading policies then in effect which apply to such Covered Person.

     F.   EXCEPTIONS TO PRE-CLEARANCE AND REPORTING REQUIREMENTS

          1.   The   following   securities   are  not  subject  to  either  the
               pre-clearance requirements or the reporting requirements set forth in this Section III:

               a. Open-end mutual funds and open-end unit trusts, other than INVESCO Funds accounts.

               b. Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

               c.   U.S. (Federal)  Government  Securities,  and d. Money market
                    instruments   (as   defined   by  the  Legal  &   Compliance
                    department).

          2. INDEPENDENT DIRECTORS - Personal securities transactions of an Independent Director of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this Section III except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception, the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book;

          3. Personal securities transactions in the following are NOT SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS set forth in this Section III BUT ARE SUBJECT TO THE REPORTING REQUIREMENTS:

                    o    INVESCO Funds mutual fund accounts;
                    o    Securities    acquired   through   automatic   dividend
                         reinvestment plans;
                    o Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;
                    o    A City Index (e.g., IG Index) (UK only);
                    o    Futures contracts;
                    o    Commodities contracts;
                    o Futures or Options on a stock market index, a foreign currency or commodity; and
                    o Exchange Traded Funds (ETFs) such as NASDAQ 100 shares, S & P Depository Receipts, etc.

          4. DELEGATED DISCRETIONARY ACCOUNTS - Pre-clearance is not required for transactions in a Covered Account as to which a Covered Person is not exercising power over investment discretion, provided that:

                    a. The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                    b. The Covered Person has provided the Legal & Compliance department with a copy of such written agreement and a Pre-Approval Request;

                    c. The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated; and

                    d. The Covered Person complies with all reporting requirements outlined in paragraph E above, and also provides or makes provision for the delivery of monthly and/or quarterly statements of discretionary account holdings to the Legal & Compliance department.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS BY A DELEGATED DISCRETIONARY ACCOUNT IN SHARES OF AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of AMVESCAP and that any sales of AMVESCAP shares by a Covered Account which is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
               Section III and the policies and provisions set forth in Section IV below.

     G. RESTRICTIONS ON CERTAIN ACTIVITIES

     In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

          1.   PROHIBITION  AGAINST TRADING IN SECURITIES ON "RESTRICTED LISTS":
               It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Relevant Management Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Legal & Compliance department. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

          2. PROHIBITION AGAINST SHORT-TERM TRADING ACTIVITIES: Covered Persons are prohibited from profiting in an "opposite transaction" in the same security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this Short-Term Trading Prohibition. However, while options and futures transactions are generally not subject to this Short-Term Trading Prohibition, such transactions may not be used to circumvent the prohibition.

          3.   PROHIBITION  AGAINST SHORT SALES:
               Covered Persons are prohibited from engaging in short sales of securities.

          4.   PROHIBITION AGAINST PURCHASES IN INITIAL PUBLIC OFFERINGS:
               Covered Persons are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g. private investors and institutional investors) and the purchase has been pre-cleared by the Legal &
               Compliance department on the basis that it is not likely to create any actual or potential conflict of interest.

          5. RESTRICTIONS ON THE PURCHASE OF RESTRICTED SECURITIES ISSUED BY PUBLIC COMPANIES:
               Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities if the purchase has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.

          6.   RESTRICTIONS ON PRIVATE PLACEMENTS (INCLUDING HEDGE FUNDS):
               A Covered Person may not purchase or sell any security obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.
               In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Legal & Compliance department which will determine whether further action should be taken.

          7.   PARTICIPATION IN INVESTMENT CLUBS:
               A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared
               (form) by the Legal & Compliance department following its determination that the following conditions have been satisfied:

                    a. the Covered Person's participation does not create any actual or potential conflict of interest;

                    b.   the  Covered   Person   does  not  control   investment
                         decision-making for the investment club; and

                    c. the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Legal & Compliance department by brokers acting on behalf of the investment club.

               Should the Covered Person contribute, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

               Note: Exemption from trading pre-clearance for Investment Club participation may be made by the Legal & Compliance department. Such account activity will be periodically reviewed and if deemed necessary, the pre-clearance exemption may be revoked at any time.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS IN SHARES OF AMVESCAP PLC. All employees are required to notify parties with whom they participate in investment clubs with, that the club may not purchase or sell shares of AMVESCAP without prior clearance, and such transaction in AMVESCAP shares by a Covered Account are subject to the pre-clearance and reporting requirements set forth in this Section III and the policies and provisions set forth in
               Section IV below.

     IV.  TRANSACTIONS IN SHARES OF AMVESCAP PLC

                                 (ALL EMPLOYEES)

          A. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (the "Code", a copy of which is attached hereto) adopted in accordance with requirements of the London Stock Exchange. The Code is incorporated by reference and made a part of these Policies so that a violation of the Code is also deemed a violation of these Policies. Among other provisions the Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

          B.   The  prohibitions  against  insider  trading  set forth  above in
               Section II of these Policies and the pre-clearance and reporting provisions set forth above in Section III of these Policies apply to personal securities transactions in shares of AMVESCAP.

          C. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section III, and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

          AMVESCAP OPTIONS AND SHARES TRANSACTIONS

               Purchases and sales of AMVESCAP shares (including ordinary shares and ADRs) is any INVESCO or AMVESCAP employee benefit accounts are subject to controls enforced by the plan administrator. Accordingly, these transactions are not subject to pre-clearance. ANY OTHER PURCHASES AND SALES OF AMVESCAP ORDINARY SHARES AND ADRS, HOWEVER, ARE SUBJECT TO PRE-CLEARANCE UNDER THE ABOVE RULES AND PROCEDURES.

               Additionally, except as part of an INVESCO or AMVESCAP employee benefit program, Covered Persons are prohibited from engaging in any transactions in options on AMVESCAP securities.

     V.   ADMINISTRATION OF POLICIES (ALL EMPLOYEES)

          A. WITH THE EXCEPTION OF PART IV ABOVE, administration of these Policies is the responsibility of the various Legal & Compliance departments within the AMVESCAP group, subject to general oversight by the Relevant Management Committees.

          B. RESPONSIBILITY for the administration of these Policies as they relate to transactions in AMVESCAP shares (Part IV above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Policies; and its various Legal & Compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

          C.   ADMINISTRATIVE RESPONSIBILITY FOR THESE POLICIES INCLUDES:

               1. The authority to adopt such forms and procedures as may be appropriate to implement these Policies;

               2. The authority to recommend and to implement policies that are more restrictive than those set forth in these Policies;

               3. The authority, on a case by case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Part III of these Policies; and

               4. The authority to review violations of the Policies and to recommend to the Relevant Management Committee (or to the AMVESCAP Board of Directors in the case of violation of the Policies set forth in Part IV), such penalties and sanctions as may be appropriate under the circumstances.

          D.   EXCEPTIONS - Where  exceptions are approved under  subparagraph C
               (3) above, a determination shall be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section I of these Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval shall be noted in writing and reported to the Relevant Management Committee at the next available opportunity.

          E.   PENALTIES AND SANCTIONS

               1.   Persons  who are  found to have  violated  the  prohibitions against Insider Trading set forth in Section II of these Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions shall be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

               2. Persons who are found to have knowingly violated any of the other provisions of these Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, shall be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and
                    (e) reassignment, demotion, suspension or termination of employment.


               POLICY FOR DIRECTOR AND EMPLOYEE PERSONAL DEALINGS

                    IN THE SHARES AND OPTIONS OF AMVESCAP PLC

                          (AMVESCAP POLICY 07/18/2001)

                                  INTRODUCTION

The London Stock Exchange requires all listed companies to adopt a share dealing policy and procedures designed to prevent members of the Board of Directors and employees from improperly using material non-public information. We must comply with this policy if we wish to deal in the Ordinary Shares, American Depository Receipts ("ADRs"), or exercise share options of AMVESCAP PLC.

                          PERSONS COVERED BY THE POLICY

All members of the AMVESCAP PLC Board of Directors, Executive Board, and all employees are subject to this policy. In addition, all "connected persons" of Board members or employees are also covered.

Persons connected to directors or employees includes:

     o    Our spouses;

     o Our dependent children under the age of 18 (including adopted, illegitimate or step-children);

     o Any body corporate, or other business entity, with which the director or employee is "associated" i.e., where 20% or more of the equity share capital or voting power is controlled by the director or employee and their connected persons;

     o The trustees of any trust where the beneficiaries of the trust include any of the above connected persons (with the exception of employee share schemes and pension schemes);

     o Our business partners i.e., a person or business entity with which we share a mutual economic interest under an agreement to share that interest.

                               DEALING PROCEDURES

All of our transactions in AMVESCAP PLC ordinary shares or ADRs must be approved in advance, including those in plans or trusts sponsored by the Company. Members of the Board of Directors and Executive Board must obtain prior clearance from the Group Compliance Officer. Employees must obtain approval in accordance with the personal share dealing policies in effect in their business unit. Generally this will mean seeking approval via their local compliance team which will be notified by the Company Secretary of any dates when employees are not free to deal. Details of "close periods", namely periods when employees are not free to deal, are also circulated to all employees on the internal e-mail system.

All of our options transactions, including those through plans or trusts sponsored by the Company, must also be approved in advance. Members of the Board of Directors, Executive Board members, and employees must obtain approval from the Group Company Secretary. The Request for Authorization to Deal Form must be used for dealing in shares and ADRs. The Application Form for the Purpose of Exercises of Share Options must be used for options transactions. We are obligated to inform our connected persons that they are also subject to these requirements. Any dealing they may do must be approved as described above.

                               PROHIBITED DEALINGS

In order to prevent even the appearance of impropriety, we must be careful to deal in AMVESCAP shares or options only when not in possession of material non-public information. This includes, but is not limited to the following:

     o No share dealing within two months before the Company announces its annual results or dividends;

     o    No  share  dealing  within  one  month  before  the   announcement  of
          semi-annual or quarterly results;

     o The exercise of an option or right to purchase under an employee share scheme is generally not permissible where the final exercise date falls within the above periods, although certain transactions may be permissible depending upon the circumstances. In any event, if you are unsure as to your ability to exercise an option you should contact the Company Secretary;

     o No short term or day trading of shares or ADRs, i.e. purchases and sales within a 30 day period.

Any questions regarding this policy or procedures should be referred to the Group Compliance Officer or Group Company Secretary.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT


The Audit Committee of the Boards of Directors of the INVESCO Mutual Funds is composed of four of the Fund's directors who are not affiliated with the Funds' investment adviser. All members are independent. The Board has determined that each of the Committee members is "financially literate" and that at least two members have "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

Under the recently enacted Sarbanes-Oxley Act, if the Boards of Directors have not determined that an "audit committee financial expert," a new term defined by the SEC and based on criteria contained in the Act, is serving on the Audit Committee, it must disclose this fact and explain why it does not have such an expert. The Boards of Directors have determined that none of the members of the Audit Committee meet the technical requirements of the definition. Moreover, the Boards believe that for the following reasons it is not necessary for registered investment companies such as the Funds, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the Funds are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

     2. During the years that the Funds has been filing financial reports under the 1940 Act since their inception, there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the Audit Committee have the experience of 23.5 years serving on this Audit Committee and in the Boards' judgement, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the Funds' financial statements, tax laws applying to the Funds, the Funds internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Funds.

     4. The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this filing.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not  applicable to this filing.

     (b) A separate certification for each principal executive officer and principal financial officers of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COMBINATION STOCK & BOND FUNDS, INC.


By:         /s/ Raymond R. Cunningham
            ------------------------------------------------------------
            Raymond R. Cunningham, President and Chief Executive Officer

Date:       July 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COMBINATION STOCK & BOND FUNDS, INC.


By:         /s/ Ronald L. Grooms
            --------------------------------------------------------------------
            Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date:       July 31, 2003